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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

QLT INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

November 10, 2014
To the Shareholders of QLT Inc.

I am pleased to invite you to attend the Annual General Meeting (the "Annual Meeting") of shareholders of QLT Inc. ("QLT") to be held on Monday, December 15, 2014 at 10:00 AM (Pacific Time)/1:00 PM (Eastern Time) at QLT's offices located at 887 Great Northern Way, Vancouver, British Columbia, V5T 4T5.

The attached Notice of Annual Meeting and Proxy Statement provide details of the business to be conducted at the Annual Meeting. The Notice of Annual Meeting and Proxy Statement and the Instrument of Proxy (or voting information form) are first being mailed to shareholders on or about November 18, 2014. The Annual Report on Form 10-K was previously mailed to shareholders on May 21, 2014.

We regret that the Annual Meeting is being held much later in the year than usual. The Annual Meeting was delayed by our negotiation and execution of the Agreement and Plan of Merger among QLT, Auxilium Pharmaceuticals, Inc. ("Auxilium"), QLT Holding Corp., and QLT Acquisition Corp. dated June 25, 2014 (the "Merger Agreement"), and the preparation and filing with the U.S. Securities and Exchange Commission of preliminary proxy materials seeking shareholder approval of the Merger Agreement and other matters, including the election of directors and other annual meeting matters. Under the proposed business combination contemplated by the Merger Agreement, Auxilium would have become an indirect wholly-owned subsidiary of QLT and Auxilium's stockholders would have acquired approximately 76% of the outstanding common shares of QLT. Auxilium terminated the Merger Agreement in accordance with its terms by providing notice to QLT that Auxilium's board of directors had reviewed an offer from Endo International plc to acquire all of the issued and outstanding shares of Auxilium (the "Endo Proposal") and, after consulting with its financial advisors and outside legal counsel, determined that the Endo Proposal was a superior proposal under the terms of the Merger Agreement. Under the terms of the Merger Agreement, Auxilium paid to QLT a termination fee in the amount of US$28.4 million.

Following termination of the Merger Agreement, your QLT Board of Directors met numerous times to begin to chart the course forward for QLT in light of the termination of the Merger Agreement with Auxilium. One of the first actions taken by the Board was my nomination and then appointment as interim Chief Executive Officer. I look forward to serving QLT and all its constituents in that role and working with my fellow Board members on future plans for QLT.

Your vote is very important to us. Whether or not you plan to attend our Annual Meeting, please communicate your vote in accordance with the instructions in the Proxy Statement and the enclosed Instrument of Proxy (or voting information form).

Thank you for your continued support of QLT and I look forward to seeing you at the Annual Meeting on December 15, 2014.

Sincerely,

QLT Inc.

Dr. Geoffrey F. Cox,
Interim Chief Executive Officer

QLT Inc.
887 Great Northern Way, Suite 250
Vancouver, British Columbia, V5T 4T5

Notice of Annual General Meeting of Shareholders to be held on December 15, 2014

  NOTICE IS HEREBY GIVEN that the Annual General Meeting (the "Annual Meeting") of shareholders of QLT Inc. ("QLT" or the "Company") will be held at the Company's offices located at 887 Great Northern Way, Vancouver, British Columbia, on Monday, December 15, 2014 at 10:00 AM (Pacific Time) for the following purposes, each of which is described in more detail in the accompanying Proxy Statement (the "Proxy Statement"):

1.
To receive the Annual Report on Form 10-K, and the Audited Consolidated Financial Statements of QLT for the year ended December 31, 2013, together with the Report of the Independent Registered Chartered Accountants on those Financial Statements;

2.
To elect six directors (the "Directors") to serve for the ensuing year;

3.
To ratify and approve QLT's Amended and Restated Advance Notice Policy;

4.
To approve the appointment of Deloitte LLP (formerly Deloitte & Touche LLP) as independent auditors of QLT for the ensuing year and to authorize the Directors to fix the remuneration to be paid to the auditors;

5.
To conduct an advisory vote on the compensation of our named executive officers; and

6.
To transact such other business as may properly come before the Annual Meeting, or at any adjournments or postponements thereof.

  You are entitled to receive notice of and attend the Annual Meeting, and may vote at the Annual Meeting, if you were a shareholder of QLT at the close of business on November 10, 2014, which we refer to as the "record date." If you were a registered shareholder on November 10, 2014 and you are unable to attend the Annual Meeting in person, you may vote by proxy on the matters to be considered at the Annual Meeting. Please read the notes accompanying the Instrument of Proxy enclosed with these materials and then follow the instructions for voting by proxy contained in this Proxy Statement. If on November 10, 2014, your shares in QLT were held of record in your brokerage firm, securities dealer, trust company, bank or another similar organization, you may vote at the Annual Meeting if you complete a voting information form obtained from that organization issued in your name and carefully follow any instructions that are provided to you in connection with that voting information form, or if you follow the instructions contained in this Proxy Statement for submitting another form of written documentation to appoint yourself, or your nominee, as a proxyholder.

  In order for it to be voted at the Annual Meeting, a proxy must be received (whether delivered by mail, telephone or Internet) by no later than 10:00 AM (Pacific Time)/1:00 PM (Eastern Time) on Thursday, December 11, 2014 by our registrar and transfer agent, Computershare Investor Services Inc., Attn: Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, telephone number: 1-866-732-VOTE (8683), website: www.investorvote.com. The Chairman of the Annual Meeting may determine, in his sole discretion, to accept or reject an Instrument of Proxy that is delivered in person to the Chairman at the Annual Meeting as to any matter in respect of which a vote has not already been cast.

The enclosed Instrument of Proxy is solicited by our Board of Directors and management, but you may amend it if you wish by striking out the names listed in the Instrument of Proxy and inserting in the space provided the name of the person you wish to represent you at the Annual Meeting.

DATED at Vancouver, British Columbia, this 10th day of November, 2014.

 BY ORDER OF THE BOARD OF DIRECTORS

Dr. Geoffrey F. Cox
Interim Chief Executive Officer

Whether or not you plan to attend the Annual Meeting, please communicate your vote in accordance with the instructions in the Proxy Statement and the enclosed Instrument of Proxy (or voting information form) as soon as possible. If you are able to attend the Annual Meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.

This Proxy Statement and our Annual Report for the fiscal year ended December 31, 2013 are available at www.qltinc.com by clicking on "2014 Proxy Materials and Annual Report" or directly at: http://phx.corporate-ir.net/phoenix.zhtml?c=67181&p=irol-proxy

 ATTACHMENT

APPENDIX A AMENDED AND RESTATED ADVANCE NOTICE POLICY	A-1

QLT INC.
887 Great Northern Way, Suite 250
Vancouver, British Columbia, V5T 4T5

PROXY STATEMENT FOR
ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 15, 2014

        We are providing you this Notice of Annual General Meeting and Proxy Statement, together with the enclosed Instrument of Proxy, because our Board of Directors and management are soliciting your proxy to vote at our Annual General Meeting of shareholders to be held on Monday, December 15, 2014 (the "Annual Meeting"). This Proxy Statement contains information about the matters being voted on at the Annual Meeting and important information about QLT. Unless otherwise stated, information in this Proxy Statement is given as of November 10, 2014. As many of our shareholders are expected to be unable to attend the Annual Meeting in person, proxies are solicited, to give each shareholder an opportunity to vote on all matters that will properly come before the Annual Meeting. QLT intends to mail this Proxy Statement and accompanying Instrument of Proxy or voting information form ("VIF"), as applicable, on or about November 18, 2014 to all shareholders of record as of the close of business on November 10, 2014, which we refer to as the "record date."

        We use a number of abbreviations in this Proxy Statement. We refer to QLT Inc. as "QLT" or "the Company," "we," "us" or "our" and to our board of directors as the "Board" or the "Board of Directors." The term "proxy solicitation materials" includes this Proxy Statement and the enclosed Instrument of Proxy or VIF, as applicable. References to "2013" and "2014" mean our 2013 fiscal year which began on January 1, 2013 and ended on December 31, 2013 and our 2014 fiscal year which began on January 1, 2014 and will end on December 31, 2014, respectively. Our Annual General Meeting of shareholders to be held on Monday, December 15, 2014 is referred to as the "Annual Meeting" or the "Meeting." References in this Proxy Statement to the Annual Meeting include any adjournment or postponement of the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT
AND OUR ANNUAL MEETING

Why did I receive this Proxy Statement?

        You are receiving these proxy materials from us because you owned common shares of QLT at the close of business on the record date. When you vote using the Instrument of Proxy, you appoint Messrs. Jason M. Aryeh or, failing him, Dr. Geoffrey F. Cox, as your representative at the Annual Meeting. Mr. Aryeh and Dr. Cox will vote your shares at the Annual Meeting as you have instructed them on the Instrument of Proxy. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to vote by proxy in advance of the Annual Meeting in case your plans change. You have the right to appoint another person to attend and act on your behalf at the Annual Meeting other than the persons named in the enclosed Instrument of Proxy. To exercise this right, you should strike out the names of the persons named in the Instrument of Proxy and insert the name of your nominee in the blank space provided. A person appointed as a proxy holder need not be a shareholder of QLT.

Can I access the proxy materials on the Internet?

        Yes. This Proxy Statement and our Annual Report for the fiscal year ended December 31, 2013 are available on our website at www.qltinc.com by clicking "2014 Proxy Materials and Annual Report" or directly at: http://phx.corporate-ir.net/phoenix.zhtml?c=67181&p=irol-proxy.

What is the date, time and place of the Annual Meeting?

        The Annual Meeting will be held at the Company's offices located at 887 Great Northern Way, Vancouver, British Columbia on Monday, December 15, 2014 at 10:00 AM (Pacific Time)/1:00 PM (Eastern Time).

Who is entitled to vote at the Annual Meeting?

        Only shareholders of record at the close of business on the record date may vote at the Annual Meeting. On a show of hands every shareholder present in person has one vote, and on a poll every shareholder present in person or by proxy has one vote for each QLT common share registered in the shareholder's name. There are no other classes of voting securities other than the common shares. Cumulative voting is not permitted.

What am I voting on at the Annual Meeting?

        At the Annual Meeting, shareholders will be asked to vote on the following items of business:

  1.
  the election of six directors for the ensuing year;

  2.
  the ratification and approval of the Amended and Restated Advance Notice Policy;

  3.
  the appointment of Deloitte LLP (formerly Deloitte & Touche LLP) as independent auditors of QLT for the ensuing year and the authorization of the directors to fix the remuneration to be paid to the auditors; and

  4.
  an advisory vote on the compensation of our named executive officers.

        QLT does not know of any business or proposals to be considered at the Annual Meeting other than those set out in this Proxy Statement. If any other business is proposed and properly presented at the Annual Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter at their discretion. The proxy holders intend to vote the shares they represent as directed by our Board.

How does the Board recommend that I vote?

        Our Board believes the election of our six nominees to the Board and the appointment of Deloitte LLP as our independent auditors are in the best interests of QLT and our shareholders and, accordingly, recommends that each shareholder vote such shareholder's shares "FOR" each of the director nominees and "FOR" the approval of Deloitte LLP as our independent auditors for 2014. Our Board also recommends that each shareholder vote such shareholder's shares "FOR" the approval of the Amended and Restated Advance Notice Policy; and "FOR" the approval of the compensation of our named executive officers, on an advisory basis, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission (the "SEC").

What vote is required to approve each proposal?

        Broker Non-Votes and Abstentions.    Common shares that are represented by "broker non-votes" (i.e., common shares held by a bank, broker or other holder of record holding shares for a beneficial owner that are represented at the Annual Meeting but with respect to which the bank, broker or other holder of record is not empowered to vote on a particular proposal) and common shares held by holders who abstain from voting (or vote "withhold") on any matter will have no effect on the legal outcome of the matter, but are included for quorum purposes. We encourage all shareholders that hold shares through a bank, broker or other holder of record to provide voting instructions to such parties well in advance of the Annual Meeting to ensure that their shares are voted at the Annual Meeting.

        Election of Directors.    For Proposal No. 1, under the Business Corporations Act (British Columbia) (the "BCA"), directors are entitled to be elected by a plurality of the votes cast at the Annual Meeting. This means that the six nominees with the most votes for election will be elected. You may choose to vote, or withhold your vote, separately for each nominee director.

        Approval of Amended and Restated Advance Notice Policy.    For Proposal No. 2, the proposed Amended and Restated Advance Notice Policy, the affirmative vote of a majority of the common shares voted at the Annual Meeting will be required for approval.

        Appointment of Auditors.    For Proposal No. 3, the appointment of Deloitte LLP as auditors and authorization of the Board to fix the remuneration to be paid to the auditors, the affirmative vote of a majority of the common shares voted at the Annual Meeting will be required for approval.

        Advisory Vote on the Compensation of Named Executive Officers.    For Proposal No. 4, the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, the affirmative vote of a majority of the common shares voted at the Annual Meeting will be required for approval, on an advisory basis. Because your vote is advisory, it will not be binding on the Board, the Compensation Committee or QLT. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions about executive compensation.

Who may attend the Annual Meeting?

        All QLT shareholders are invited to attend the Annual Meeting, including shareholders whose shares are held by their brokerage firm or another similar organization, or who otherwise do not hold their common shares in their own name (referred to herein as "Beneficial Shareholders"). Beneficial Shareholders fall into two categories — those who object to their identity being known to the issuers of securities which they own ("OBOs") and those who do not object to their identity being made known to the issuers of the securities which they own ("NOBOs"). Beneficial Shareholders should note that only proxies deposited by shareholders who appear on the records maintained by QLT's registrar and transfer agent as registered holders of common shares will be recognized for the purposes of attending and voting at the Annual Meeting. If common shares are listed in an account statement provided to a Beneficial Shareholder by a broker, then those common shares will, in all likelihood, not be registered in the shareholder's name. Such common shares will more likely be registered under the name of the shareholder's broker or an agent of that broker. Without specific instructions, brokers and their agents and nominees are prohibited from voting shares for the broker's clients. Therefore, each Beneficial Shareholder should ensure that voting instructions are communicated to the appropriate person well in advance of the Annual Meeting.

        Although a Beneficial Shareholder may not be recognized directly at the Annual Meeting for the purposes of voting common shares registered in the name of such shareholders' broker, a Beneficial Shareholder may attend the Annual Meeting as proxyholder for the registered shareholder and vote the common shares in that capacity. A Beneficial Shareholder who wishes to attend the Annual Meeting and to vote their common shares as proxyholder for the registered shareholder, should enter their own name in the blank space on the VIF and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker. Alternatively, National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer ("NI 54-101") allows a Beneficial Shareholder to submit to the applicable intermediary any document in writing that requests that the Beneficial Shareholder, or a nominee of the Beneficial Shareholder, be appointed as proxyholder. If such a request is received, the applicable intermediary must arrange, without expense to the Beneficial Shareholder, to appoint such Beneficial Shareholder or its nominee as a proxyholder and to deposit that proxy within the time specified in this Proxy Statement, provided that the intermediary receives such written instructions from the Beneficial Shareholder at least one business day prior to the time by which proxies are to be submitted at the Annual Meeting, with the result that such a written request must be received by 10:00 AM (Pacific Time)/1:00 PM (Eastern Time) on the day which is at least three business days prior to the Annual Meeting.

What is the quorum for the Annual Meeting?

        The authorised share structure of QLT is comprised of 500,000,000 common shares and 5,000,000 First Preference shares, of which, there were    •    common shares of QLT issued and outstanding on the record date. All common shares in the capital of the Company carry the right to one vote. At least (i) two shareholders, (ii) two proxy holders representing two shareholders, or (iii) one shareholder and a proxy holder representing another shareholder entitled to vote at the Annual Meeting, present in person at the beginning of the Annual Meeting and collectively holding or representing by proxy in the aggregate not less than 33 1/3% of the issued and outstanding QLT common shares as of the record date, will constitute a quorum for the Annual Meeting. To the knowledge of the directors and executive officers of QLT, as of the record date, the only persons or companies that beneficially own, control or direct, directly or indirectly, 10% or more of QLT's common shares are Axial

Capital Management, LLC which, as evidenced by public filings, owns    •    common shares, representing approximately     •    % of the issued and outstanding common shares, and NB Public Equity K/S which, as evidenced by public filings, owns    •     common shares, representing approximately    •    % of the issued and outstanding common shares.

How do I vote?

        Carefully read and consider the information contained or incorporated by reference in this Proxy Statement. You should also determine whether you hold your shares directly in your name as a registered shareholder or through a broker or other nominee, because this will determine the procedure that you must follow in order to vote. If you are a registered shareholder of QLT (that is, if your shares are registered in your name, as opposed to being held through a broker or other intermediary), you may vote in any of the following ways:

  •
  in person at the Annual Meeting;

  •
  by mail — complete, sign and date the enclosed Instrument of Proxy and return it as soon as possible to our registrar and transfer agent, Computershare Investor Services Inc. ("Computershare"), Attn: Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1;

  •
  by telephone — call 1-866-732-VOTE (8683) toll free from your touch-tone phone and follow the instructions (you will need the control number located on the enclosed Instrument of Proxy). You do not need to return your Instrument of Proxy form if you vote by telephone; or

  •
  using the Internet — go to www.investorvote.com and follow the instructions on the screen (you will need the control number located on the enclosed Instrument of Proxy). You do not need to return your Instrument of Proxy form if you vote using the Internet.

        All votes made by proxy must be received (whether delivered by mail, telephone or Internet) no later than Thursday, December 11, 2014 at 10:00 AM (Pacific Time)/1:00 PM (Eastern Time).

        If you are a Beneficial Shareholder, then you will have received this material from your broker or the intermediary seeking your instructions as to how you wish your shares to be voted. In that case, follow the instructions given to you by your broker or the other intermediary. Existing Canadian regulatory policy requires brokers and other intermediaries to seek voting instructions from Beneficial Shareholders in advance of shareholder meetings. The various brokers and other intermediaries have their own mailing procedures and provide their own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their common shares are voted at the Annual Meeting. The form of proxy supplied to a Beneficial Shareholder by its broker (or the agent of the broker) is substantially similar to the Instrument of Proxy provided directly to registered shareholders by QLT. However, its purpose is limited to instructing the registered shareholder (i.e., the broker or agent of the broker) how to vote on behalf of the Beneficial Shareholder. A Beneficial Shareholder who receives a VIF from its broker or other intermediary cannot use that form to vote common shares directly at the Annual Meeting. The VIFs must be returned to your broker or other intermediary (or instructions respecting the voting of common shares must otherwise be communicated to your broker or other intermediary) well in advance of the Annual Meeting in order to have the common shares voted. If you have any questions respecting the voting of common shares held through a broker or other intermediary, please contact that broker or other intermediary for assistance.

        The Notice of Meeting, Proxy Statement, Instrument of Proxy and VIF, as applicable, are being provided to both registered shareholders and Beneficial Shareholders. Subject to the provisions of NI 54-101, issuers may request and obtain a list of their NOBOs from intermediaries directly or via their transfer agent and may obtain and use the NOBO list for the distribution of proxy-related materials directly to such NOBOs.

        QLT has distributed copies of the Notice of Meeting, Proxy Statement and VIF to intermediaries for distribution to NOBOs. Unless you have waived your right to receive the Notice of Meeting, Proxy Statement and VIF, intermediaries are required to deliver them to you as a NOBO of QLT and to seek your instructions on how to vote your common shares.

        QLT's OBOs can expect to be contacted by their brokers or their broker's agents. QLT will assume the costs associated with the delivery of the Notice of Meeting, Proxy Statement and VIF, as set out above, to OBOs by intermediaries.

        The Chairman may determine, in his sole discretion, to accept or reject an Instrument of Proxy that is delivered in person to the Chairman at the Annual Meeting as to any matter in respect of which a vote has not already been cast. If you are a shareholder of record, you have the right to appoint another person to attend and act on your behalf at the Annual Meeting other than the persons named in the enclosed Instrument of Proxy. To exercise this right, you should strike out the names of the persons named in the Instrument of Proxy and insert the name of your nominee in the blank space provided. A person appointed as a proxy holder need not be a shareholder of QLT. If you are a Beneficial Shareholder, you should follow the instructions set out above in the section entitled "Who may attend the Annual Meeting?" in connection with appointing another person to attend and act for it at the Annual Meeting.

How will proxies be exercised?

        The proxy holder will vote or withhold from voting according to instructions in the Instrument of Proxy on any ballot that may be called for and for which a choice has been specified. If you properly return your Instrument of Proxy, but do not include instructions on how to vote, your shares will be voted "FOR" the election of the six nominees for election to the Board as set out in this Proxy Statement; "FOR" the approval of the Amended and Restated Advance Notice Policy; "FOR" the approval of the appointment of Deloitte LLP as our independent auditors for the ensuing year and the authorization of the Board to fix the remuneration to be paid to the auditors; and "FOR" the approval of the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

        The Instrument of Proxy also confers upon the proxy holder discretionary authority to vote all shares represented by the proxy with respect to amendments or variations to matters identified in the Notice of Meeting and any other matter that properly comes before the Annual Meeting. We know of no such amendment, variation or other matter that is to be presented for action at the Annual Meeting. However, if any other matters which are not now known to us should properly come before the Annual Meeting, the proxies will be voted, or not voted, by the proxy holder in his or her discretion.

What does it mean if I receive more than one set of proxy materials?

        You may receive more than one set of proxy materials because you own QLT common shares that are registered under different names. For example, you may own some shares directly as a shareholder of record and other shares through a broker, or you may own shares through more than one broker. In these situations, you will receive multiple sets of proxy materials. It is necessary for you to vote all of the Instruments of Proxy according to the instructions contained in this Proxy Statement and to follow the instructions for any alternative voting procedures you receive in order to vote all of the shares you own. Each Instrument of Proxy you receive will come with its own prepaid return envelope. If you vote by mail, please make sure you return each Instrument of Proxy in the return envelope that accompanies that Instrument of Proxy.

Can I change my vote after I have voted?

        You may revoke your proxy at any time before it is exercised at the Annual Meeting. A proxy may be revoked by voting in person at the Annual Meeting, by an instrument in writing stating that the proxy is revoked and signed and delivered as follows, or in any other manner provided by law. In order to revoke your proxy:

  •
  the instrument revoking the proxy must be signed by you or by the person to whom you have granted a power of attorney in writing. If the shareholder is a corporation, the instrument of revocation must be signed under that corporate shareholder's corporate seal or by a duly authorized officer or attorney of the corporation; and

  •
  the instrument revoking the proxy must be (i) delivered to QLT's registered and records office at Suite 2600, 1066 West Hastings Street, Vancouver, British Columbia, Canada V6E 3X1, on or before Friday, December 12, 2014 at 10:00 AM (Pacific Time)/1:00 PM (Eastern Time) or the last business day preceding the date of any adjournment of the Annual Meeting at which the proxy is to be voted, or (ii) deposited with the Chairman on the date of the Annual Meeting or any adjournment of it before the taking of any vote in respect of which the proxy is to be used.

        If your shares are held in the name of an intermediary such as a brokerage firm, securities dealer, trust company, bank or other nominee institution, you may change your vote by submitting new voting instructions to your intermediary, as applicable. You will need to contact your brokerage firm, securities dealer, trust company, bank or other nominee institution to learn how to make that change.

Who will tabulate the votes?

        Our transfer agent, Computershare, will tabulate votes cast by proxy by an automated system. Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by us to act as scrutineer for the Annual Meeting.

Who pays the cost of the proxy solicitation?

        We will pay the cost of soliciting these proxies, including the printing, handling and mailing of the proxy materials. Copies of these materials will be given to brokerage firms, securities dealers, trust companies, banks and other institutions that hold our shares that are beneficially owned by others. We will reimburse these brokerage firms, securities dealers, trust companies, banks and other institutions for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of our shares. Proxies may be solicited by certain directors, officers and employees of QLT personally or by telephone, mail, facsimile or e-mail. No additional compensation will be paid to directors, officers or other QLT employees for soliciting proxies. In addition, we may engage external proxy solicitation services to solicit proxies from brokers, banks and other institutional holders and from beneficial owners and individual holders of record of common shares. In the event we engage such proxy solicitation services, we anticipate that the services would be provided at a standard fee and on other typical commercial terms.

How can shareholders submit proposals for QLT's 2015 Annual Meeting?

        Under U.S. securities laws, the deadline for submitting shareholder proposals for inclusion in the Company's proxy statement and form of proxy for the Company's 2015 Annual Meeting of shareholders is within a reasonable time before the Company begins to print and send its proxy for the 2015 Annual Meeting of shareholders. The Company has determined, in consideration of this rule, that the deadline for submitting shareholder proposals for inclusion in the 2015 proxy statement and form of proxy shall be January 21, 2015. Proposals must be sent to our registered office at Suite 2600, 1066 West Hastings Street, Vancouver, British Columbia, Canada V6E 3X1.

        Under the BCA, a proposal for a matter for consideration at the 2015 Annual Meeting of shareholders must be received at our registered office at the address above on or before June 15, 2015. For a proposal under the BCA to be valid, it must be in writing, accompanied by the requisite declarations and signed by the submitter and qualified shareholders who at the time of signing are the registered or beneficial owners of shares that, in the aggregate, (i) constitute at least 1% of the issued shares of QLT that have the right to vote at general meetings, or (ii) have a fair market value in excess of $2,000. For the submitter or a qualified shareholder to be eligible to sign the proposal, that shareholder must have been the registered or beneficial owner of QLT shares that carry the right to vote at general meetings for an uninterrupted period of at least two years before the date the proposal is signed, among other requirements.

 CORPORATE GOVERNANCE

Overview of Our Corporate Governance Principles

        We believe that effective and transparent corporate governance is critical to our long-term success and our ability to create value for our shareholders. We review our corporate governance policies, monitor emerging developments in corporate governance and update our policies and procedures when our Board determines that it would benefit QLT and our shareholders to do so.

        We maintain a corporate governance page on our website that includes key information about our corporate governance, including our Code of Ethics and Code of Exemplary Conduct and the charters for the Audit and Risk, Corporate Governance and Nominating, Compensation, and Scientific Review Committees of our Board, all of which can be found at QLT's website at www.qltinc.com by clicking on "Corporate Governance" under "Investors." The charter of the Audit and Risk Committee is also available on SEDAR at www.sedar.com. The documents noted above will also be provided without charge to any shareholder who requests them. Any changes to these documents, and any waivers granted by us with respect to our Code of Ethics, will be posted on our website.

        We also monitor our corporate governance policies and practices to maintain compliance with the provisions of the Sarbanes-Oxley Act of 2002, rules of the SEC, National Instrument 58-101 — Disclosure of Corporate Governance Guidelines, National Policy 58-201 — Corporate Governance Guidelines, Multilateral Instrument 52-110 — Audit Committees, the Marketplace Rules of The NASDAQ Stock Market ("NASDAQ"), and the policies of the TSX (collectively, the "Governance Guidelines"). Our policies and practices meet or exceed the Governance Guidelines.

Disclosure Practices

        QLT has in place disclosure controls and procedures to ensure QLT meets its information disclosure obligations on a timely basis. These disclosure controls and procedures are evaluated on an ongoing basis, not less than quarterly, to ensure the controls and procedures allow QLT to accomplish this objective. To implement and review our disclosure controls and procedures, current management of QLT established a Disclosure Practices Committee. The disclosure controls and procedures include procedures for ensuring prompt and effective communication of any material or reportable event to the appropriate executives, and also for designating those individuals within QLT responsible for preparing, reviewing and approving the content of any disclosure.

Corporate Code of Ethics and Code of Exemplary Conduct

        QLT has adopted a Code of Ethics which is applicable to all directors, officers and employees of QLT, as well as a Code of Exemplary Conduct which applies to the Chairman and all executive officers and all senior financial managers, internal legal counsel and human resources managers of QLT. As further described in the charter of the Audit and Risk Committee (available on our website at www.qltinc.com), the Audit and Risk Committee is responsible for monitoring compliance with the Code of Ethics and Code of Exemplary Conduct, and, together with the Board, reviewing and, if determined appropriate, updating the Codes annually.

        Our Audit and Risk Committee and our management review and discuss with the Board from time to time the effectiveness of our Code of Ethics and our Code of Exemplary Conduct and any areas or systems that may be further improved. QLT has not been required to, and has not, filed a material change report that pertains to any conduct of any of our directors or executive officers that constitutes a departure from these codes.

        QLT complies with the provisions of the BCA that deal with conflict of interest situations. QLT, through directors' and officers' questionnaires and other systems, also gathers and monitors relevant information in relation to potential conflicts of interest that a director or officer may have.

        The Code of Ethics and Code of Exemplary Conduct are available on QLT's website at www.qltinc.com. QLT will also post on its website any amendments to those codes or waivers of compliance by directors or executive officers. In 2013, there were no such amendments made or waivers granted.

Mandate of the Board and the Chairman of the Board

        Our Board is responsible for the supervision of the management of the business and affairs of QLT, the stewardship of QLT and the enhancement of shareholder value. The Board has adopted a written Mandate, which is applicable to all directors, and which has formalized its position on corporate governance. The Board has also developed a written position description for the Chairman of the Board, which is detailed in the Mandate of the Chairman of the Board and described below under the heading "Board Leadership Structure". The Mandate of the Board and the Mandate of the Chairman of the Board are incorporated herein by reference and are available on our website at www.qltinc.com and on SEDAR at www.sedar.com or copies will be provided without charge to any shareholder who requests them by writing to "QLT Investor Relations," 887 Great Northern Way, Suite 250, Vancouver, British Columbia, Canada, V5T 4T5. The Corporate Governance and Nominating Committee of the Board is charged with reviewing and ensuring that good corporate governance practices and the Mandate of the Board are followed. The Corporate Governance and Nominating Committee is also responsible for reviewing and, if determined appropriate, updating the Mandate of the Board.

        On October 23, 2014, Dr. Geoffrey F. Cox was appointed as the Interim Chief Executive Officer (the "Interim CEO") of the Company. Prior to Dr. Cox's appointment, the Executive Transition Committee (the "ETC") had been performing the function of the CEO on an interim basis. Upon Dr. Cox's appointment the ETC was disbanded. The Board has not developed a written description of the CEO at this time. Under the Board's written Mandate it is responsible for developing a succession plan for the CEO, and for discussing with the CEO succession plans for other senior management personnel. The CEO (or the Interim CEO) is responsible for recommending and then implementing the corporate strategy approved by the Board and for managing QLT's business with the objective of meeting the corporate goals. The Board reviews, approves and documents in writing the annual corporate goals and objectives that the CEO (or the Interim CEO) is responsible for meeting each year, and the Board, together with the Compensation Committee, will assess the CEO's (or the Interim CEO's) performance against those goals.

        Over the last year, the Board has been kept informed of the business through open discussions with and reports from the ETC and key members of management. Going forward, the Interim CEO and key members of management will continue this responsibility. The Board also keeps itself informed by reviewing documents, such as detailed periodic management reports and quarterly financial statements, by attending presentations made during Board meetings and through periodic reports given to the full Board from each of QLT's committees. QLT's directors have access to all books, records and reports upon request, and members of its management are available at all times to answer any questions.

Role of the Board in Risk Oversight

        The Board is actively involved in overseeing risk management for QLT. In accordance with the Mandate of our Board, the Board, as a whole, oversees the development and application of policies regarding corporate governance, and is responsible for adopting the corporate strategies and plans for QLT's business, identifying the principal risks of QLT's business and ensuring the implementation of the appropriate systems to manage these risks, overseeing the integrity of QLT's internal controls and management information systems and maintaining a continuing dialogue with senior management in order to ensure QLT's ability to respond to changes, both internal and external, which may affect its business operations from time to time. This oversight is also conducted through committees of the Board. The Board receives full reports from each committee Chairman regarding the committee's consideration and actions. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks. These areas of focus include financial reporting, compliance, compensation and operations, as summarized below.

        The Audit and Risk Committee reviews and discusses with management significant financial risks and the actions management has taken to monitor and mitigate potential exposures. The Audit and Risk Committee also assesses other areas of enterprise risk exposure as determined by the Board from time to time, and QLT's policies with respect to risk assessment and risk management.

        The Corporate Governance and Nominating Committee oversees risk management as it relates to, among other things, the development and assessment of our corporate governance framework, board and Chairman succession, including board and committee nominations, membership and standards, and potential conflicts of interest.

        The Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices in connection with structuring our executive compensation programs and reviewing our incentive compensation programs for other employees. This includes a review of our material compensation policies and practices under which the Compensation Committee concluded that these policies and practices are not reasonably likely to have a material adverse effect on QLT.

        The Scientific Review Committee reviews management's direction and investment in QLT's research, development and technology initiatives to ensure that the scientific strategy and its implementation are consistent with and support the strategic and business objectives of QLT. The Scientific Review Committee works with management to identify operational risks with respect to current and future research and development programs and products and technology in which QLT is investing its research and development efforts.

Board Leadership Structure

        We operate under a corporate governance structure where the Chairman of the Board and the CEO are separate positions held by different individuals. Due to the demands of each position, we believe separating these roles enhances the ability of each to discharge his duties and fosters more accountability. In 2012, following the departure of Robert Butchofsky, QLT's former President and CEO, the Board formed the ETC to perform the function of a CEO on an interim basis while the Board determined the resources and management necessary to pursue the Company's new strategy.

        The ETC was initially composed of Directors Jason M. Aryeh (Chairman of the Board and the ETC), Dr. Vicente Anido, Jr., Dr. John W. Kozarich and Jeffrey A. Meckler. On February 16, 2013, the ETC was reconstituted to be composed of Dr. Kozarich and Mr. Meckler, with Mr. Meckler serving as Chairman of the ETC. Mr. Aryeh continues to serve as Chairman of the Board. Under this revised committee structure, the Chairman of the Board ceased to be a member of the ETC. On October 23, 2014, Dr. Cox was appointed as Interim CEO and the ETC and the Strategic Action Committee were disbanded. The Board of Directors believes that all of its members, other than Dr. Cox, are independent.

        We expect to maintain separate positions for the Chairman and the CEO because we believe that having the Board operate under the leadership and direction of a Board member who is independent from management provides the Board with the most appropriate mechanism to fulfill its oversight responsibilities.

Board Attendance at Annual Meeting

        It is a policy of the Board to encourage directors to attend regular Board meetings, Board committee meetings on which they serve and each annual general meeting of the shareholders. In 2013, all members of the Board attended the annual general meeting. It is anticipated that all director nominees will attend our 2014 Annual Meeting.

Decisions Requiring Prior Approval of the Board

        In addition to matters that must, by law or by the Articles of QLT, be approved by the Board, management is required to seek approval from the Board for major transactions, for any single expense that exceeds certain specified dollar values, and for certain transactions with related persons. Additional information relating to transactions with related persons is set forth below in this Proxy Statement under the heading "Executive Compensation — Review, Approval or Ratification of Transactions with Related Persons".

Orientation and Continuing Education Programs

        It is the intention of the Board that as and when a new Board nominee is appointed, the Board will ensure that a full program of orientation and education is provided for the nominee, including, but not limited to, provision of a complete corporate history, copies of past minutes of meetings of the Board and the Mandate of the Board, and information regarding our business and operations. The Corporate Governance and Nominating Committee is responsible for reviewing the current orientation and education program and recommending and initiating improvements to this program as warranted. As part of the ongoing commitment of the Board to effective governance and director continuing education, our directors are encouraged to periodically attend accredited courses on current trends in corporate governance and other relevant areas.

Outside Advice

        Each of the Audit and Risk Committee, the Compensation Committee and the Corporate Governance and Nominating Committee has the authority to engage external advisors as set forth in each of their respective charters. The Scientific Review Committee is also authorized to engage independent consultants with the approval of the Chairman of the Board.

Director and Officer Liability Insurance

        We maintain directors' and officers' liability insurance coverage through a policy covering QLT and its subsidiaries. This insurance provides coverage for indemnity payments made by QLT to our directors and officers as required or permitted by law for losses, including legal costs, incurred by our directors and officers in their capacity as such. This policy also provides coverage directly to individual directors and officers if they are not indemnified by QLT. The insurance coverage for our directors and officers has customary exclusions, including those acts determined to be uninsurable under law, deliberately fraudulent or dishonest, or that have resulted in personal profit or advantage.

Minimum Share Ownership Guidelines for Directors

        The Board believes it to be in the best interests of our shareholders to specify a minimum level of equity holdings in QLT by each independent director to further align the interests of our Board and shareholders. As a result, following consultation with Radford, an Aon Hewitt company ("Radford"), the independent compensation advisor to our Compensation Committee, we adopted share ownership guidelines for our independent directors. Under these guidelines, independent directors are encouraged to acquire (if not already held) common shares of QLT as follows:

  •
  Chairman: an amount equal to three times the Chairman's annual retainer, satisfied within five years from the date he or she assumes the office of Chairman; and

  •
  Directors other than the Chairman: an amount equal to three times the director's annual Board retainer, satisfied within five years from the date the director joined the Board.

        Holdings of vested in-the-money stock options and vested deferred share units (referred to as "DSUs") are counted towards fulfilling the guidelines. According to Radford, the implementation of share ownership guidelines instituted by the Board is consistent with Institutional Shareholder Services' best practices.

        The value of the shares owned for the purposes of fulfilling the share ownership guidelines is determined as the greater of the acquisition cost or the market value at the time of the determination. Compliance with the share ownership guidelines is evaluated on an annual basis by the Corporate Governance and Nominating Committee. As all of the members of the Board were initially elected or appointed to serve as directors of QLT on or after the 2012 AGM, only Jason M. Aryeh and Jeffrey A. Meckler have satisfied the guidelines to date. All of the members of the Board intend to satisfy the ownership guideline within five years from their respective initial appointments.

        Our share ownership guidelines for executive officers are described below in this Proxy Statement under the heading "Compensation Discussion and Analysis".

Director Nomination Process

        To assist with director nominations, the Board has designated a standing committee, the Corporate Governance and Nominating Committee, as being responsible for reviewing and recommending nominees to the Board. In evaluating prospective nominees, the Corporate Governance and Nominating Committee looks for the following minimum qualifications: strong business acumen, previous experience as an executive or director with successful companies, the highest standards of integrity and ethics, and a willingness and ability to make the necessary time commitment to diligently perform the duties of a director. In evaluating prospective nominees, the Corporate Governance and Nominating Committee also takes into account shareholder support of prospective nominees in previous director elections of the Company. Nominees are selected with a view to the best interests of QLT as a whole. All nominations proposed by the Corporate Governance and Nominating Committee must receive the approval of the Board.

        The Board prefers a mix of experience among its members to maintain a diversity of viewpoints and ensure that the Board can achieve its objectives. In searching for a new director, the Corporate Governance and Nominating Committee identifies particular areas of specialization that it considers beneficial, in addition to the general qualifications, having regard to the skill sets of the other members of the Board.

        Although we do not have a formal diversity policy, to foster and maintain a diversity of viewpoints, backgrounds and experience on the Board, the Corporate Governance and Nominating Committee evaluates the mix of skills and experience of the directors and assesses nominees and potential candidates in the context of the current composition of the Board and the requirements of QLT. In accordance with its charter, the Corporate Governance and Nominating Committee considers, among other things, the following in recommending candidates for election to the Board: (i) personal and professional integrity, ethics and values, (ii) experience in corporate management, such as serving as an officer or former officer of a publicly-held company, and a general understanding of marketing, finance, product development and other elements relevant to the success of a publicly-traded company in today's business environment, (iii) experience in the biotechnology industry in Canada and the United States, (iv) experience as a board member of another publicly-held company, (v) academic or therapeutic expertise in an area of QLT's operations and (vi) practical and mature business judgment, including the ability to make independent and analytical inquiries.

        The Corporate Governance and Nominating Committee may retain the assistance of a recruiting firm to assist it in identifying and recruiting candidates that possess the desired qualifications. The Corporate Governance and Nominating Committee may also involve other members of the Board or other Board committees to assist it with the recruitment of new directors. Potential nominees and their respective references are interviewed extensively in person before any nomination is endorsed by that Board committee.

        The Board will also consider any director nominees proposed by shareholders. Shareholders may submit nominations to the Board by addressing a communication to the Chairman of the Corporate Governance and Nominating Committee and providing sufficient information to the Corporate Governance and Nominating Committee to permit it to conduct an assessment of the qualifications of the proposed nominee, including biographical information about the candidate and his or her professional experience, confirmation of the candidate's willingness to serve as a director, and complete contact information for the candidate and the nominating shareholder. The methods by which a shareholder may communicate with the Corporate Governance and Nominating Committee are set out on QLT's website at www.qltinc.com. As a matter of policy, the Corporate Governance and Nominating Committee is committed to giving due and fair consideration to proposed nominations submitted by shareholders using the same criteria and processes as other nominations that come before it.

Independence of Directors

        To ensure QLT maintains good and objective governance, the Board strives to maintain strong independence from management. In determining whether directors are independent, each year the Board considers and discusses the nature and materiality of all direct or indirect relationships between each director nominee and QLT, including any family or business relationships. Under the applicable Canadian and United States securities laws, a relationship is considered material where that relationship could, in the view of the Board, reasonably interfere with the exercise of the director's independent judgment. A director who also serves as CEO of a company would be considered a non-independent director of that company under applicable Canadian and United States securities laws.

        Jason M. Aryeh resigned as Chairman of the ETC on February 16, 2013, and Jeffrey A. Meckler was appointed as Chairman of the ETC on the same date. The Board carefully considered whether serving as Chairman or a member of the ETC, the mandate of which was to perform the function of the CEO of QLT on an interim basis while the Board determined the resources and management necessary to pursue the Company's new strategy, would interfere with the exercise of such director's independent judgment. The Board determined that neither serving as a member of or Chairman of the ETC has, at any time, interfered with the exercise of independent judgment by either any of the members of the ETC or any Chairman of the ETC, and that, as a result, the relevant "independence" test under the applicable Canadian and United States securities laws has been met. In making this determination, the Board, among other things, considered the role of the ETC and the division of responsibility among the members, the role of the Chairman of the ETC, the means and amounts by which the Chairman and the other members of the ETC are remunerated for serving as such, the lack of agreements with the Company or terms of service regarding service on the ETC, the fact that all of the members of the ETC are subject to annual election as directors, and the distinction in manner and degree of compensation and benefits between the ETC and the Company's past and current employed executive officers, among other factors. On October 23, 2014, Dr. Geoffrey F. Cox, a director of QLT, was appointed as the Interim CEO of QLT and the ETC was disbanded. As the Interim CEO of QLT, Dr. Cox is now considered a non-independent director.

        As a result, and in connection with a review of the nature and materiality of all direct or indirect relationships between each director and QLT, the Board has determined that all members of the Board are and have been "independent" since their respective appointments to the Board, except Dr. Cox who ceased being "independent" upon his appointment as Interim CEO effective October 23, 2014.

        QLT has determined that all Board member nominees for election as directors at the Annual Meeting, other than Dr. Cox, the Interim CEO of QLT, will be independent under the independence standards of the NASDAQ Marketplace Rules.

        For the year ended December 31, 2013, the Chairman of the ETC was considered the Principal Executive Officer of QLT solely for SEC reporting purposes and the purposes of certifying certain SEC disclosure documents. While, as described above, it is the Board's view that Mr. Meckler qualified as an independent director of QLT under Canadian and U.S. securities laws, the Board acknowledges that his designation as "Principal Executive Officer" of QLT solely for SEC reporting purposes during 2013 could create the appearance that Mr. Meckler was an executive officer of QLT during such time. Mr. Meckler was not an executive officer of QLT, but rather the ETC as a whole served the function of the principal executive of QLT. QLT does not believe that listing all members of the ETC during 2013 as executive officers in this Proxy Statement would provide useful disclosure to shareholders. Therefore, QLT has included only Mr. Aryeh and Mr. Meckler as named executive officer in this Proxy Statement for the periods during which they each served as Chairman of the ETC.

        In addition, each director who served as a member on each of the Audit and Risk Committee, Compensation Committee, and Corporate Governance and Nominating Committee during 2013 was "independent" within the meaning ascribed to that term in Multilateral Instrument 52-110 — Audit Committees and the Marketplace Rules of NASDAQ. In addition, each director who served on the Audit and Risk Committee during 2013 is "independent", as independence for audit committee members is defined in Multilateral Instrument 52-110 — Audit Committees, the Marketplace Rules of NASDAQ and the rules of the SEC.

Executive Session of Independent Directors

        The independent members of the Board meet without management and non-independent directors present during a session of periodic Board meetings (unless the independent directors determine such a session is not required).

Audit Committee Financial Expert

        Each member of the Audit and Risk Committee is financially sophisticated, as defined by the Marketplace Rules of NASDAQ, and is financially literate, as defined by Canadian securities regulations, and as required by such rules, able to read and understand fundamental financial statements, including QLT's consolidated balance sheet, consolidated statement of income and consolidated statement of cash flows. The Board has determined that John C. Thomas, Jr. is an "audit committee financial expert" as defined in Item 407(d)(5) of Regulation S-K under the Exchange Act, and that all of our Audit and Risk Committee members are "independent," as independence for audit committee members is defined by the NASDAQ, TSX and applicable U.S. and Canadian securities rules.

Compensation Committee Interlocks and Insider Participation

        None of the members of the Compensation Committee during 2013 is or was previously an officer or employee of QLT or has any relationships requiring disclosure under Item 404 of Regulation S-K promulgated by the SEC.

        Except as described below, none of QLT's executive officers served during 2013 as members of the compensation committee or board of directors of any entity that had one or more executive officers serving as a member of the QLT Compensation Committee or QLT Board. John C. Thomas Jr. is a director and a member of the Compensation, Audit and Risk and Corporate Governance and Nominating Committees of QLT. Mr. Thomas is also a director and Chief Financial Officer of CorMatrix Cardiovascular, Inc. ("CorMatrix"). Jason M. Aryeh is a member of the Board of Directors of CorMatrix and as such, participates in compensation decisions about Mr. Thomas and CorMatrix's other executive officers. Mr. Aryeh is the Chairman of the Board and until February 2013 served as Chairman of the ETC. Mr. Aryeh receives no compensation from QLT other than for his service as a director of QLT.

        The director nominees are also directors of the following publicly traded companies:

Name of Director	Publicly Traded Companies

Jason M. Aryeh	Ligand Pharmaceuticals Incorporated

Dr. Stephen L. Sabba	Ligand Pharmaceuticals Incorporated

John C. Thomas, Jr.	None

Dr. John W. Kozarich	Ligand Pharmaceuticals Incorporated and Corium International, Inc.

Dr. Geoffrey F. Cox	Biota Pharmaceuticals, Inc.

Jeffrey A. Meckler	Retrophin, Inc.

Communicating with the Board of Directors

        Any shareholder or interested party who wishes to communicate with the Board or any specific director, the Chairman of the Board, or committee members, may write to:

QLT Inc.
Attn: Board of Directors
887 Great Northern Way, Suite 250
Vancouver, British Columbia, V5T 4T5
Canada

        Depending on the subject matter of the communication, the corporate secretary will:

  •
  forward the communication to the director or directors to whom it is addressed (matters addressed to the CEO will be forwarded unopened directly to the CEO (currently, the Interim CEO));

  •
  attempt to handle the inquiry directly where the communication does not appear to require direct attention by the Board, or an individual member, e.g., the communication is a request for information about QLT or is a stock-related matter; or

  •
  not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

        Shareholders and other interested persons may submit concerns regarding accounting matters by following the instructions for making a report published in the Corporate Governance subsection of the Investor Relations section of our website.

Board of Directors and Board Committees

        The Board held 12 meetings (in person or by teleconference) during 2013. Since all of the members of the Board were independent in 2013, all of the meetings held by the Board in 2013 were meetings at which only independent directors were present.

        Each director of the Board attended at least 75% of the aggregate of (1) the total number of meetings of the Board, and (2) the total number of meetings held by all committees of the Board on which such director served during 2013.

        Set forth below is a summary of Board and Committee attendance during 2013:

Summary of Attendance of Directors in 2013:	Board Meetings Attended in 2013	Audit and Risk Committee	Corporate Governance and Nominating Committee	Compensation Committee	Scientific Review Committee
Jason M. Aryeh	12/12		2/2
Dr. Stephen Sabba(1)	12/12	4/4		1/11	2/2
John C. Thomas, Jr.(2)	11/12	4/4		11/11
Dr. John Kozarich	12/12				2/2
Dr. Geoffrey F. Cox(3)	12/12		2/2	11/11
Jeffrey A. Meckler(4)	12/12
Dr. Vicente Anido, Jr.(5)	9/10	3/4	2/2	8/9	0/1

(1)
Appointed to the Compensation Committee effective November 9, 2013.

(2)
Appointed to the Corporate Governance and Nominating Committee effective November 9, 2013.

(3)
Appointed to the Audit and Risk Committee effective November 9, 2013, and resigned from the Audit and Risk Committee effective October 23, 2014 in connection with his appointment as Interim CEO of QLT.

(4)
Appointed to the Corporate Governance and Nomination Committee and the Audit and Risk Committee effective October 23, 2014.

(5)
Ceased to be a director on November 9, 2013.

        The Board has a standing Audit and Risk Committee, Corporate Governance and Nominating Committee, Compensation Committee, and Scientific Review Committee. In addition, from time to time, the Board may establish special committees to assist the Board in respect of certain matters. In 2012, the Board established the Transition Committee and its successor committee, the Strategic Action Committee, as well as the ETC, to assist the Board during the transition period from the previous Board to the current Board, and the change in composition of the executive officers of QLT, following the 2012 AGM. Set forth below is a chart indicating, by committee, each committee's members as at the end of the 2013 fiscal year, key functions and the total number of committee meetings held in 2013:

Committee	Members (as at December 31, 2013)	Members (as of October 24, 2014)	Key Functions

Executive Transition(9)	Jeffrey A. Meckler(1) Dr. John W. Kozarich	None (Committee Disbanded)	Functioned as the CEO of QLT on an interim basis while the Board determined the resources and management necessary to pursue the Company's new strategy.

Audit and Risk(2)(3)	Dr. Stephen L. Sabba*(4) Dr. Geoffrey F. Cox(10) John C. Thomas, Jr.	Jeffrey A. Meckler(10) Dr. Stephen L. Sabba* John C. Thomas, Jr.	Monitors QLT's internal accounting controls and business conduct;
Oversees QLT's accounting and financial reporting practices;
Reviews the adequacy of the system of internal controls, reviews any relevant accounting, financial and securities regulatory matters;
Reviews the management of corporate financial and compliance risks;
Monitors compliance with our Code of Ethics and Code of Exemplary Conduct;
Recommends the appointment of independent auditors, engages the independent auditors, and receives the reports of the CEO and the Chief Financial Officer with respect to their assessment of internal controls;
Provides a mechanism for communication between the Board and QLT's independent auditors; and
Meets regularly with QLT's auditors without management present.

Corporate Governance and Nominating(3)(5)	Jason M. Aryeh*(6) Dr. Geoffrey F. Cox(10) John C. Thomas, Jr.	Jason M. Aryeh*(6) Jeffrey A. Meckler(10) John C. Thomas, Jr.	Develops and oversees Board governance principles;
Assesses the effectiveness of corporate governance and makes recommendations to the full Board;
Makes recommendations to the Board regarding the size and composition of the Board and Board committees;
Develops and oversees Board continuing education program;
Conducts an annual process to assess the effectiveness of the Board and individual members of the Board;
Reviews and considers nominations to the Board;
Reviews annually the credentials of nominees for re-election and ensures qualifications are maintained; and
Reviews compliance with QLT share ownership guidelines by members of the Board and executive officers.

Committee	Members (as at December 31, 2013)	Members (as of October 24, 2014)	Key Functions

Compensation(3)(7)	Dr. Geoffrey F. Cox*(10) John C. Thomas, Jr. Dr. Stephen L. Sabba	Jeffrey A. Meckler*(10) John C. Thomas, Jr. Dr. Stephen L. Sabba	Makes recommendations to the Board regarding the compensation of all executive officers;
Reviews and makes recommendations with respect to compensation policy and programs generally and determines and recommends option grants under QLT's incentive stock plan;
Reviews and recommends to the Board the manner in which executive compensation should be tied to both short-term and long-term corporate goals of QLT and completes the disclosure regarding executive compensation contained in QLT's Proxy Statement;
Assists the Board in ensuring that QLT has a plan for continuity of its officers and an executive compensation plan that is competitive to attract, retain and motivate high performance of its executive management and other key personnel; and
Establishes QLT share ownership guidelines for members of the Board and executive officers.

Scientific Review(3)	Dr. John W. Kozarich* Dr. Stephen L. Sabba	Dr. John W. Kozarich* Dr. Stephen L. Sabba	Reviews management's direction and investment in QLT's research, development and technology initiatives.

Strategic Action(8)	Dr. Stephen L. Sabba Jason M. Aryeh* Jeffrey A. Meckler	None (Committee Disbanded)	Maintains an on-going, cooperative, interactive strategic planning process with the Company's executive management, including the review, identification, establishment and maintenance of the Company's strategic goals and business strategies for the Company's existing and potential new businesses;
Reviews, explores and considers potential strategic acquisitions, divestitures, joint ventures, alliances, licensing transactions, mergers and other strategic transactions and alternatives, make recommendations to the full Board of Directors with respect to the foregoing; and
Meets and works with the management and employees of the Company to learn about the Company, its organization and day-to-day business, for the purpose of ensuring an efficient and effective transitioning process for all stakeholders involved, and report its findings to the Board.

*
Chairman

(1)
Jeffrey A. Meckler was appointed Chairman, effective February 16, 2013.

(2)
The Audit and Risk Committee held four meetings in 2013.

(3)
Vicente Anido resigned from the Board and the Audit and Risk, Compensation, and Corporate Governance and Nominating and Scientific Review Committees on November 9, 2013.

(4)
Jeffrey A. Meckler resigned as a committee member and Dr. Stephen L. Sabba was appointed as Chairman and a member of the Audit and Risk Committee, effective February 16, 2013.

(5)
The Corporate Governance and Nominating Committee held two meetings in 2013.

(6)
Jason M. Aryeh was appointed Chairman, effective February 16, 2013.

(7)
The Compensation Committee held 11 meetings in 2013.

(8)
Dr. Stephen L. Sabba resigned as Chairman and Jason M. Aryeh was appointed Chairman, effective February 16, 2013. The SAC was disbanded on October 23, 2014 in connection with the appointment of Dr. Geoffrey F. Cox as Interim CEO.

(9)
The ETC was disbanded on October 23, 2014 in connection with the appointment of Dr. Geoffrey F. Cox as Interim CEO.

(10)
Dr. Geoffrey F. Cox resigned from the Audit and Risk, Compensation and Corporate Governance and Nominating Committees effective October 23, 2014 upon his appointment as Interim CEO. Jeffrey A. Meckler has replaced Dr. Cox on each of these committees effective October 23, 2014.

Committee Chairmen

        The Board has not developed written position descriptions for the Chairman of each of the committees of the Board. The Chairman of each committee has accepted leadership responsibilities of the committee including setting the agenda for and chairing the meetings, liaising with management as appropriate, as well as for ensuring fulfillment of the mandate set out in the charters of the committees.

COMPENSATION OF DIRECTORS

2013 Independent Director Compensation Program

Overview

        The compensation program for our independent directors is intended to fairly compensate them for the time and effort required of a director based upon the size and complexity of our business, as well as, through an equity component of the program, to further align the interests of our independent directors with those of our shareholders. The amount and form of director compensation is reviewed periodically by the Compensation Committee, with any resulting recommendations made to the Board, to ensure that such compensation realistically reflects the responsibilities and risks of being an effective director.

        To assist in its evaluation of director compensation, the Compensation Committee has the authority to retain independent compensation consultants. During 2013, the Board worked with Radford, an Aon Hewitt company ("Radford"), to review QLT's director compensation programs.

        In connection with the strategic restructuring of QLT that began in 2012, the Board formed the ETC to perform the function of the Chief Executive Officer on an interim basis. On October 23, 2014, the ETC was disbanded upon the appointment of Dr. Geoffrey F. Cox as Interim CEO. Prior to that appointment, since the departure of QLT's former President and Chief Executive Officer in August 2012, QLT has not had a President or Chief Executive Officer and, as a result, both the members of the ETC and the directors were generally more heavily involved in overseeing the day-to-day management of QLT than would normally be required. QLT believes that the amount of time and effort that each of the directors has dedicated to the oversight of QLT is significantly higher than the amount of time and effort required of directors of other public companies.

        While the compensation paid to the directors during 2013 may be higher than compensation paid to directors at other public companies of similar size, QLT believes that it fairly reflects the amount of time and effort required of its directors in light of the strategic and other initiatives undertaken by QLT and the fact that over the last 26 months, QLT has not had an employee President or Chief Executive Officer.

        The independent directors receive cash and equity-based compensation for their services on the Board as described below.

Cash Compensation

        The cash compensation component of our program includes annual Board and Committee member or Chairman position retainers, meeting attendance fees, and fees paid for attending to Board or Committee business other than for attendance at a meeting. Directors are also eligible for reimbursement of their expenses incurred in connection with attendance at Board meetings in accordance with our policies. Director retainers and fees are paid to the Board monthly in arrears.

        In 2013, the fees paid to the members of the Board, all of whom were independent directors in 2013, were as follows:

Nature of Board Duty	Fee (US$)

Annual Board Retainer Fee:

• for all Directors	$30,000

• additional retainer for Chairman of the Board	$45,000

Additional Annual Retainer Fee for Chairman of the Audit and Risk Committee	$12,500

Additional Annual Retainer Fee for Chairman of the Scientific Review Committee	$10,000

Additional Annual Retainer Fee for Chairman of the Compensation Committee	$10,000

Additional Annual Retainer Fee for Chairman of the Corporate Governance and Nominating Committee	None

Additional Annual Retainer Fee for non-Chairman committee members of Audit and Risk Committee, Scientific Review Committee, Compensation Committee and Corporate Governance and Nominating Committee	$5,000

Additional Quarterly Retainer Fee for Chairman of the Strategic Action Committee	$15,000

Additional Quarterly Retainer Fee for non-Chairman committee members of the Strategic Action Committee	$10,000

Additional Annual Retainer Fee for Chairman and non-Chairman committee members of the Executive Transition Committee	None

Fee for each Board meeting attended:

• by telephone	$1,500

• in person	$3,000

Fee for each meeting of the Audit and Risk Committee, Scientific Review Committee, Compensation Committee and Corporate Governance and Nominating Committee attended:

• by telephone	$1,500

• in person	$3,000

For each meeting of the Strategic Action Committee attended:

• by telephone	None

• in person	$3,000	(1)

• per diem fee for out-of-town business	$3,000	(1)

For each meeting of the Executive Transition Committee attended:

• per diem fee for conducting business where no out-of-town travel is required	$1,500

• per diem fee for out-of-town business	$3,000

Fee to perform Board or committee business (other than attendance at a Board or committee meeting) at the specific request of the Board or relevant committee:

• if no out-of-town travel is required	$1,500

• if out-of-town travel is required	$3,000

Fee to QLT Board member for attending operating subsidiary Board meeting as a member of the Board of Directors of the operating subsidiary (whether in person or by telephone)	$1,500

(1)
During the first three quarters of 2013, the aggregate additional meeting fees per member were capped at $10,000 per quarter.

Equity-Based Compensation

        In addition to cash compensation, our independent directors also receive equity-based compensation to ensure that their interests are fully aligned with those of our shareholders.

        We maintain a Directors' Deferred Share Unit Plan, which we refer to as the "DDSU Plan". Under the DDSU Plan, at the discretion of the Board, independent directors have received all of their equity-based compensation in the form of deferred share units, or "DSUs", each of which has a value equal to the price of our common shares on the TSX. A DSU is convertible only into cash (no shares are issued), and can only be converted after the independent director ceases to be a member of the Board. The DSUs vest monthly over 36 months from the first month after the date of grant.

        The value of a DSU, when converted to cash, will be equivalent to the market value of a QLT common share at the time the conversion takes place. We do not have a history of paying dividends on our common shares; however, if dividends ever are paid on our common shares, an independent director's DSU account will be credited with dividends at the same rate.

        In addition, directors are eligible to receive grants of options and restricted stock units ("RSUs") under QLT's equity compensation plan, the QLT 2000 Incentive Stock Plan, as amended and restated effective April 25, 2013 (the "2000 Plan"). The Compensation Committee's objective in recommending the grant of equity awards to independent directors is to provide a reasonable, market-based incentive for directors to deliver increased value to shareholders. Based in part on advice received from Radford, the Compensation Committee and the Board have concluded that, going forward, stock options and RSUs are an effective way to align the interests of the independent directors with those of the shareholders.

        Equity grants to the directors typically occur annually, promptly following each annual general meeting of shareholders. For 2013, consistent with the equity grant to executive officers and staff, as a result of the $200 million special cash distribution to QLT's shareholders in June 2013 and the approximate 50% decrease in QLT's stock price that was anticipated to occur as a result, the annual equity grant to the Board (and to officers and employees) was made effective after the close of the market on the 12th trading day (July 15, 2013) after the completion of the special cash distribution. On July 15, 2013, each member of the Board was granted 12,500 stock options and 6,000 RSUs, except Jason M. Aryeh, the Chairman of the Board, who received 25,000 stock options and 12,000 RSUs. In addition, in order to address the approximate 50% loss in value of the DSUs granted to the independent directors in 2012 as a result of the special cash distribution to shareholders in 2013, on July 15, 2013 each member of the Board was granted 11,000 DSUs, except Mr. Aryeh, who was granted 22,000 DSUs as the Chairman of the Board.

        On November 22, 2013, Mr. Meckler was granted an additional 225,000 stock options for his service as Chairman of the ETC in light of the Board's decision to review all strategic alternatives available to QLT.

2013 Director Compensation

Name	Fees Earned or Paid in Cash ($) USD	Stock Awards ($) USD(3)		Option Awards ($) USD(4)		Total ($) USD
Jason M. Aryeh(1)	$311,500	$149,864	(5)	$52,913	(5)	$514,277
Vicente Anido(2)	79,777	74,932	(6)	26,456	(6)	181,165
Geoffrey F. Cox(1)	86,208	74,932	(7)	26,456	(7)	187,596
John Kozarich	171,140	74,932	(7)	26,456	(7)	272,528
Jeffrey A. Meckler(1)	364,100	74,932	(8)	583,495	(8)	1,022,527
Stephen Sabba	151,109	74,932	(7)	26,456	(7)	252,497
John C. Thomas, Jr	79,708	74,932	(7)	26,456	(7)	181,096

	$1,243,542	$599,456		$768,688		$2,611,686

*
Stock and option awards were granted/priced in Canadian dollars and have been converted to U.S. dollars for disclosure purposes using an average of 2013 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = C$1.0300.

(1)
Effective February 16, 2013, Mr. Aryeh ceased his role as Chairman of the ETC and Mr. Meckler assumed the position of Chairman of the ETC. The ETC was disbanded effective October 23, 2014 upon the appointment of Dr. Cox as Interim CEO.

(2)
Mr. Anido resigned as a director on November 9, 2013.

(3)
Stock awards consist of DSUs and RSUs. This column represents the aggregate grant date fair value of DSUs and RSUs granted in 2013 in accordance with ASC Topic 718. On July 15, 2013, Mr. Aryeh, Chairman of the QLT Board, was granted 22,000 DSUs and 12,000 RSUs and each other director was granted 11,000 DSUs and 6,000 RSUs for their service as members of the QLT Board. In accordance with ASC Topic 718, DSUs and RSUs are reflected at fair value. The fair value of RSUs is measured based on the closing price of QLT's shares on the TSX on the date of grant. In accordance with the DDSU Plan, the fair value of DSUs is measured based on the closing price of QLT's shares on the TSX on the trading day immediately preceding the date of grant. The estimated fair value of each DSU and RSU as at the grant date was C$4.54 (US$4.41), the closing price of QLT's shares on the TSX on July 14, 2013 and July 15, 2013, respectively.

(4)
On July 15, 2013, Mr. Aryeh, Chairman of the QLT Board, was granted 25,000 stock options and each other director was granted 12,500 stock options for their service as members of the QLT Board. These stock options vest and become exercisable in 36 successive and equal monthly installments from the grant date and expire 10 years from the grant date. The grant date fair value of the aggregate 100,000 stock options granted to directors on July 15, 2013 was estimated to be $211,650. On November 22, 2013, Mr. Meckler was granted 225,000 stock options for his service as Chairman of the ETC in light of QLT's initiation of a review of strategic alternatives. These stock options vested and became exercisable in six successive and equal monthly installments from the grant date and expire 10 years from the grant date. The grant date fair value of these stock options was estimated to be $557,039. The grant date fair values of options granted was calculated using the Black-Scholes option pricing model, in accordance with ASC Topic 718 for share-based payment transactions and excludes the impact of estimated forfeitures related to service based vesting conditions. For a discussion of the assumptions used in the valuation of the options granted in each respective year, refer to QLT's Form 10-K under Note 8 to the Consolidated Financial Statements for 2013.

(5)
As at December 31, 2013, Mr. Aryeh held: (i) 44,000 DSUs, of which 13,444 were vested; (ii) 12,000 RSUs, of which none were vested; and (iii) 25,000 stock options, of which 3,472 were vested.

(6)
Following Mr. Anido's resignation on November 9, 2013, $28,242 was paid to Mr. Anido in settlement of his vested DSUs as at that date. The settlement amount was determined by multiplying the 6,111 outstanding and vested DSUs by the C$4.76 (US$4.62) closing price of QLT's shares on the TSX on the trading day immediately preceding his resignation date. On November 9, 2013, Mr. Anido's 15,889 unvested DSUs, 6,000 unvested RSUs, and 11,458 unvested stock options were cancelled. The remaining 1,042 vested stock options expired unexercised on February 7, 2014, being 90 days following Mr. Anido's resignation.

(7)
As at December 31, 2013, Drs. Cox, Kozarich and Sabba and Mr. Thomas each held: (i) 22,000 DSUs, of which 6,722 were vested; (ii) 6,000 RSUs, of which none were vested; and (iii) 12,500 stock options, of which 1,736 were vested.

(8)
As at December 31, 2013, Mr. Meckler held: (i) 22,000 DSUs, of which 6,722 were vested; (ii) 6,000 RSUs, of which none were vested; and (iii) 237,500 stock options, of which 39,236 were vested.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Information Regarding Director Nominees

        The names of the nominees and certain information about them are set forth below:

Name of Nominee and Residence	Age	Position(s) With the Company	Independent	Director Since
JASON M. ARYEH New York, USA	46	Chairman and Director	Yes	2012
DR. STEPHEN L. SABBA New York, USA	55	Director	Yes	2012
JOHN C. THOMAS, JR. Georgia, USA	61	Director	Yes	2012
DR. JOHN W. KOZARICH California, USA	65	Director	Yes	2012
DR. GEOFFREY F. COX Massachusetts, USA	70	Director and Interim CEO	No	2012
JEFFREY A. MECKLER New York, USA	48	Director	Yes	2012

        There is no family relationship between any of our directors, director nominees or executive officers. The number of common shares owned by each of the nominees for election as a director is set forth under "Security Ownership of Certain Beneficial Owners and Management" in this Proxy Statement.

        Jason M. Aryeh is the Chairman of the Board and a Director of QLT (since 2012) and serves as the Chairman of its Corporate Governance and Nominating Committee. Currently, Mr. Aryeh is the Founder and Managing General Partner of JALAA Equities, LP (since 1997), a private hedge fund focused on the biotechnology and specialty pharmaceutical sector. Mr. Aryeh also serves on the Board of Directors of Ligand Pharmaceuticals Incorporated ("Ligand") (since 2006), a public biotechnology company, CorMatrix Cardiovascular, Inc. ("CorMatrix") (since 2010), a privately-held medical device company, and the Cystic Fibrosis Foundation's

Therapeutics Board (since 2011). Previously, Mr. Aryeh served as a Director of both Nabi Biopharmaceuticals, prior to its merger with Biota Pharmaceuticals, Inc. ("Biota") in November 2012, and of Myrexis, Inc. (2011 to 2013), both of which are public biotechnology companies. Mr. Aryeh earned a B.A. in economics, with honors, from Colgate University, and is a member of the Omnicron Delta Epsilon Honor Society in economics.

        The Board has concluded that Mr. Aryeh is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives stemming from his experience in the biotechnology and specialty pharmaceutical sector as a hedge fund manager and serving on the boards of publicly-traded companies. The Board believes that Mr. Aryeh's strategic insight and in-depth understanding of health care trends and capital markets add significant value to the Board.

        Dr. Geoffrey F. Cox, Ph.D.    is a Director of QLT (since 2012) and its Interim CEO (since October 23, 2014). Dr. Cox has extensive pharmaceutical and biotechnology experience holding a broad range of senior management and board positions with private and public companies. Currently, Dr. Cox is Principal of Beacon Street Advisors LLC (since 2013) which provides corporate, operational and organizational strategic advice and interim management support to life sciences companies. Previously, he was a partner with Red Sky Partners LLC, a life sciences consulting firm (from 2011 to 2013). Dr. Cox served as a Director (2000 to 2012) and the Non-Executive Chairman (2007 to 2012) of Nabi Biopharmaceuticals prior to its merger with Biota in 2012 and continues to serve as a Director on the Board of Biota, a public anti-infective drug development company. He also served as a Director of Gallus Biopharmaceuticals LLC (2011 to 2014), a biologics contract manufacturing and development company, and currently serves as a Director of Lakewood-Amedex LLC (since 2013), a company developing novel antibiotics and RNA silencing technology. Dr. Cox was Chairman, President and CEO of GTC Biotherapeutics Inc. (now rEVO Biologics) (2001 to 2010), a company focused on the development of recombinant therapeutic proteins, including proteins for the treatment of rare diseases, using transgenic animal production technology. Prior to 2001, Dr. Cox was Executive VP, Operations, of Genzyme Corporation and later Chairman, President and CEO of Aronex Pharmaceuticals Inc. Dr. Cox is a past Chairman of the Board of the Massachusetts Biotechnology Council and previously served on the Board of the Biotechnology Industries Association and as a member of its Health Governing and Emerging Companies Sections. Dr. Cox received a B.Sc. (Hons) in biochemistry from the University of Birmingham, UK, and a Ph.D. in biochemistry from the University of East Anglia, UK.

        The Board has concluded that Dr. Cox is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives derived from his extensive leadership experience in the biopharmaceutical industry, including as a director and executive officer of publicly-traded biotechnology companies. The Board believes that Dr. Cox's strategic consulting, operations and business development expertise as well as his scientific background bring significant value to the Board.

        Dr. John W. Kozarich, Ph.D.    is a Director of QLT (since 2012) and is the Chair of its Scientific Review Committee. Dr. Kozarich has over 35 years of experience in academic and pharmaceutical research. Currently, Dr. Kozarich is also Chairman and President of ActivX Biosciences, Inc. (since 2001), a wholly-owned subsidiary of the international pharmaceutical company KYORIN Pharmaceutical Co., Ltd.; Director and Chairman of Ligand (since 2003 and 2007, respectively), a public biotechnology company; a Director of Corium International, Inc. (since 2006), a public transdermal drug delivery company; and a Senior Scientific Advisor to KinDex Therapeutics, Inc. (since 2009), a privately-held company developing molecules that modulate key metabolic regulatory networks. Dr. Kozarich is also an adjunct professor of chemical physiology at the Scripps Research Institute and previously held faculty positions at the University of Maryland and Yale University School of Medicine. He has authored over 150 primary scientific publications. Dr. Kozarich earned his B.S. in chemistry from Boston College (summa cum laude; Phi Beta Kappa), his Ph.D. in biological chemistry from the Massachusetts Institute of Technology, and was a National Institutes of Health postdoctoral fellow at Harvard University.

        The Board has concluded that Dr. Kozarich is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives based on his academic achievements and international experience as an advisor, executive officer and director of biotechnology companies. The Board believes that Dr. Kozarich is well-versed in the challenges of research and development given his extensive academic and pharmaceutical research and leadership background in the life sciences, and provides the Board with invaluable insight into a broad range of issues that impact QLT's research and development efforts.

        Jeffrey A. Meckler is a Director of QLT (since 2012) and is chair of the Compensation Committee and a member of its Audit and Risk and Corporate Governance and Nominating Committees. Mr. Meckler has over 20 years of experience in the life sciences sector. Currently, Mr. Meckler is also the Managing Director of The Andra Group (since 2009), a life sciences consulting firm that assists clients with strategic planning and business development. He also is a director of Retrophin, Inc., a public biopharmaceutical company. Previously, Mr. Meckler acted as a Director (2011 to 2012) and Interim-CEO (2011) of Cypress Bioscience Inc. after its acquisition by Royalty Pharma; a Director of ClearFarma USA (2010 to 2012), a private sustainable food supply research and development company; a Director of Kyalin Bioscience (2011 to 2012), a private company developing therapies for autistic spectrum disorder acquired by Retrophin, Inc.; an Investment Analyst with Ridgeback Capital Management (2007 to 2009); a Director of Alveolus Inc. (2007 to 2009), a private, coated stent company acquired by Merit Medical; and held a series of positions at Pfizer Inc. in Manufacturing Systems, Market Research, Business Development, Strategic Planning and Corporate Finance which included playing a significant role in acquisitions and divestitures (1990 to 2007). Mr. Meckler is the past President and continues to serve on the Board of Children of Bellevue, a non-profit organization focused on advocating and developing pediatric programs at Bellevue Hospital Center (since 2001) and is past President and continues to serve on the Alumni Board of the Carnegie Mellon Tepper School of Business (since 2009). Mr. Meckler received a B.S. in Industrial Management and M.S. in Industrial Administration from Carnegie Mellon University. In addition, Mr. Meckler received a J.D. from Fordham University School of Law.

        The Board has concluded that Mr. Meckler is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives stemming from his extensive pharmaceutical industry, consulting and financial background. The Board believes that Mr. Meckler's experience regarding strategic business development, operations and corporate finance opportunities as well as health care trends bring significant industry-specific insight to the Board.

        Dr. Stephen L. Sabba, M.D.    is a Director of QLT (since 2012) and serves as Chair of its Audit and Risk Committee and a member of its Scientific Review and Compensation Committees. Currently, Dr. Sabba is also a Partner and Health Care Portfolio Manager at Knott Partners, LP (since 2006), an investment fund, and a Director of Ligand (since 2008), a public biotechnology company. Previously, he was a Partner and Director of Research with Kilkenny Capital Management (2001 to 2006), a Chicago-based hedge fund. Dr. Sabba received his medical degree from the New York University School of Medicine, and completed a residency in internal medicine and a fellowship in gastroenterology at the Veterans Administration Medical Center in New York City. He earned a Bachelor of Science degree with honors at Cornell University.

        The Board has concluded that Dr. Sabba is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives based on his capital markets and financial expertise gained from his experience working in the hedge fund and investment fund industries. The Board believes that Dr. Sabba's deep understanding of the biotechnology industry, medicine and health care trends add significant value to the Board.

        John C. Thomas, Jr.    is a Director of QLT (since 2012) and is a member of QLT's Audit and Risk, Corporate Governance and Nominating and Compensation Committees. Mr. Thomas has more than 38 years of experience in a variety of financial and accounting positions, with the last 28 years spent in the medical, pharmaceutical and device fields. Currently, Mr. Thomas also serves as Chief Financial Officer, Secretary and Director of CorMatrix (since 2001), a privately-held medical device company, and as Chief Financial Officer, Secretary and Director of Motion Reality, Inc. (since 1991), a motion capture and simulation company. In the past ten years, Mr. Thomas served as acting Chief Financial Officer for DemeRx, Inc. (2010 to 2011); as Chief Financial Officer for MRI Interventions, Inc. (1998 to 2010), MiMedx Group, Inc. (2007 to 2008) and DARA BioSciences (2003 to 2009); and as a director of MRI Interventions, Inc. (2004 to 2011) and DARA BioSciences (2012). Previously, Mr. Thomas also served as a Trustee and subsequently the Chairman of the Finance Committee of The Walker School, a private Pre-K through 12 grade school (1999 to 2012). Mr. Thomas is a Certified Public Accountant and graduated from the University of Virginia, McIntire School of Commerce with a Bachelor of Science in Commerce (with distinction) degree in 1975.

        The Board has concluded that Mr. Thomas is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives based on his financial and development stage company expertise and service on the Boards of pharmaceutical and medical device companies. The Board believes that Mr. Thomas' background and experience serving as Chief Financial Officer of a number of life sciences companies provides him with valuable perspective on financial management, performance and strategy for a biotechnology company such as QLT.

        The Board also has determined that Mr. Thomas is an "audit committee financial expert" as defined under the Exchange Act rules.

Vote Required and Board of Directors' Recommendation

        Under the BCA, directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the six nominees with the most votes for election would be elected.

        The Board unanimously recommends that our shareholders vote "FOR" the election of all six nominees for director.

Majority Voting Policy

        The TSX has adopted amendments to its policies which require listed companies to adopt a "majority voting" policy for the election of directors at uncontested shareholders' meetings for fiscal years ended on or after June 30, 2014. If adopted, a "majority voting" policy would require a director of the Company to offer his or her resignation if the director receives more "withheld" votes than "for" votes at any uncontested meeting of shareholders at which directors are elected, including the Annual Meeting.

        After due consideration, the Board determined not to adopt a "majority voting" policy at this time. In evaluating whether to adopt this policy, both the Corporate Governance and Nominating Committee of the Company and the Board considered numerous factors, including the Board's "open door" policy with shareholders and frequent conversations with shareholders regarding their questions, thoughts and suggestions, the fact that the Company's shareholders were able to elect a shareholder-nominated slate of directors at the 2012 annual general meeting of QLT, and the Board's belief, based upon frequent discussions with shareholders, that it enjoys continued strong support from shareholders for the Board's members, policies and practices.

        In addition, pursuant to applicable corporate and securities laws and the Company's policies, there are several mechanisms available to shareholders that wish to put forward alternative nominees for election, including submitting candidate nominations to the Company's Corporate Governance and Nominating Committee. See "Director Nomination Process" and "How can shareholders submit proposals for QLT's 2015 Annual Meeting?" for additional information.

Advance Notice Policy

        The Board has adopted an amended and restated advance notice policy that is being proposed to be ratified and approved by QLT shareholders at the Annual Meeting. See "Proposal No. 2: Ratification and Approval of Amended and Restated Advance Notice Policy" in this Proxy Statement. The intention of the amended and restated advance notice policy is to facilitate an orderly and efficient annual general or, where the need arises, special meeting, to ensure that all shareholders receive adequate notice of director nominations and sufficient information with respect to all nominees, and allow shareholders to register an informed vote having been afforded reasonable time for appropriate deliberation.

        Although the Board believes that QLT's director election voting policy is appropriate at this time, it will continue to evaluate it as part of its ongoing commitment to best practices in corporate governance. In this regard, the Board will continue to actively engage in discussion with its shareholders on corporate governance issues in general, and monitor evolving market practices regarding director election and "majority voting" policies in particular, and will continue to comply with all applicable TSX policies in connection with this matter.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the common shares in QLT's authorized share structure beneficially owned by (1) each of our current directors and director nominees, (2) each of our named executive officers listed in the Summary Compensation Table below, (3) all of our directors, director nominees and executive officers as a group, and (4) all persons known by us to beneficially own more than 5% of our outstanding voting shares. We have determined the beneficial ownership shown on this table in accordance with the rules of the SEC and the applicable Canadian securities regulators. Under those rules, shares are considered beneficially owned if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of such security. Except as otherwise indicated in the accompanying footnotes, beneficial ownership is shown as of October 15, 2014.

	Amount and Nature of Beneficial Ownership		Total Beneficial Ownership
Name of Beneficial Owner	Shares Beneficially Owned	Shares for Which Beneficial Ownership Can Be Acquired Within 60 Days(1)	Number of Shares(2)	Percent of Class(3)
Directors
Jason M. Aryeh	155,078	11,111	166,189	*
Dr. John W. Kozarich	10,000	5,556	15,556	*
Jeffrey A. Meckler	50,000	230,556	280,556	*
Dr. Stephen L. Sabba	—	5,556	5,556	*
John C. Thomas, Jr.	—	5,556	5,556	*
Officers
Sukhi Jagpal	1,200	44,444	45,644	*
Dr. Geoffrey F. Cox	—	5,556	5,556	*
All directors, nominees and executive officers as a group (7 persons)	216,278	308,335	524,613	1.0%
Former Officers
Alexander R. Lussow(4)	10,000	—	10,000	*
5% Shareholders
Axial Capital Management, LLC(5)	8,865,036	—	8,865,036	17.3%
NB Public Equity K/S(6)	6,447,626	—	6,447,626	12.6%
Visium Balanced Master Fund, Ltd(7).	4,319,400	—	4,319,400	8.4%
Kingstown Capital Management LP(8)	3,250,000	—	3,250,000	6.3%

*
Represents less than 1%.

(1)
Indicates common shares that may be acquired upon exercise of outstanding stock options that are presently exercisable or will be exercisable within 60 days of October 15, 2014 by the persons named in the table above and by all directors and executive officers as a group, except where otherwise described in the Notes to the above table.

(2)
Excludes DSUs, which are issued to directors and are payable only in cash. As of October 15, 2014, each of Messrs. Cox, Kozarich, Meckler, Sabba and Thomas hold 12,833 vested DSUs and Mr. Aryeh holds 25,667 vested DSUs.

(3)
Percentage ownership of QLT common shares is based on 51,185,922 common shares of QLT outstanding on October 15, 2014.

(4)
Dr. Lussow ceased to be an executive officer of QLT on May 31, 2014.

(5)
The information in the table and this note is derived from a Schedule 13D/A filed by Axial Capital Management, LLC with the SEC on July 7, 2014. Based on information contained in the Schedule 13D/A, each of Axial Capital Management, LLC, Marc Andersen and Eliav Assouline is deemed to beneficially own, and has shared voting and dispositive power over, 8,865,036 shares, and Axial Capital Master, L.P. is deemed to beneficially own, and has shared voting and dispositive power over, 7,563,053 shares. The address of Axial Capital Master, L.P. is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands. The address of all other beneficial owners is 101 Park Avenue, 20th Floor, New York City, New York 10178.

(6)
The information in the table and this note is derived from a Schedule 13D/A filed by NB Public Equity K/S with the SEC on July 15, 2014. Based on information contained in the Schedule 13D/A, NB Public Equity K/S, NB Public Equity Komplementar ApS, Cora Madsen and Florian Sch?onharting (collectively, the "NB Entities") are deemed beneficial owners of 6,447,626 shares. Each of the NB Entities has shared voting and dispositive power over all shares they are deemed to beneficially own. The business address of NB Public Equity K/S is Ostergade 24A, 1, DK-1100, Copenhagen K, Denmark.

(7)
The information in the table and this note is derived from the Schedule 13G/A filed by Visium Balanced Master Fund, Ltd., Visium Asset Management, LP, JG Asset, LLC, and Jacob Gottlieb (collectively, the "Visium Entities") with the SEC on February 14, 2014. Based on information contained in the Schedule 13G/A, each of the Visium Entities are deemed to beneficially own 3,480,000 shares. Each of the Visium Entities has shared voting and dispositive power over all shares they are deemed to beneficially own. The business address of each of the Visium Entities is c/o Visium Asset Management, LP, 888 Seventh Avenue, New York, NY 10019.

(8)
The information in the table and this note is derived from the Schedule 13D/A filed by Kingstown Partners Master Ltd., Kingstown Partners II, L.P., Ktown, LP, Kingstown Capital Partners, LLC, Kingstown Capital Management L.P., Kingstown Management GP LLC, Michael Blitzer and Guy Shannon (collectively, the "Kingstown Entities") with the SEC on July 9, 2014. Based on information contained in the Schedule 13D/A, Kingstown Partners Master Ltd. beneficially owns 2,488,132 shares, Kingstown Partners II, L.P. beneficially owns 316,212 shares, Ktown, L.P. beneficially owns 445,656 shares, Kingstown Capital Partners, LLC beneficially owns 3,250,000 shares, and each of Kingstown Capital Management L.P., Kingstown Management GP LLC, Michael Blitzer and Guy Shannon may be deemed to be the beneficial owner of 3,250,000 shares. Each of the Kingstown Entities has shared voting and dispositive power over all shares they are deemed to beneficially own. The business address of Kingstown Partners Master Ltd. is c/o Walkers Corporate Services Limited, Walkers House, 87 Mary Street, George Town, Grand Cayman Ky1-9005, Cayman Islands. The business address of each of the other Kingstown Entities is 100 Park Avenue, 21st Floor, New York City, New York, 10017.

EXECUTIVE COMPENSATION

        The executive officers listed below serve in their respective capabilities at the discretion of our Board of Directors.

Dr. Geoffrey F. Cox

Interim Chief Executive Officer

        Dr. Cox, age 70, is the Interim Chief Executive Officer of QLT (since October 23, 2014). For Dr. Cox's background and experience see "Proposal No. 1: Election Of Directors — Dr. Geoffrey F. Cox, Ph.D" in this Proxy Statement.

        On October 23, 2014, Dr. Cox entered into a six-month employment agreement with QLT to serve as the Company's interim Chief Executive Officer. Dr. Cox will receive base salary of CAN$40,000 per month, health-related benefits, paid vacation, and expense reimbursement in accordance with Company policies. In connection with his employment, QLT will also grant Dr. Cox options to purchase 150,000 common shares of QLT at the closing price of QLT's common shares on the TSX on the date of the grant. In the event that QLT terminates the employment of Dr. Cox prior to the end of his six-month employment term, other than for cause, he will be entitled to receive his full pay for the remainder of the six-month term. Following termination of employment, Dr. Cox will be bound by non-competition and non-solicitation terms, which prohibit him from participating in a competitive business or soliciting QLT's customers or employees for a period of nine months following the termination of his employment with QLT. Dr. Cox's employment is in addition to his service as a member of the Board. However, during the term of the employment agreement, Dr. Cox will not receive any director fees for such Board service.

Sukhi Jagpal

Chief Financial Officer

        Mr. Jagpal, age 40, is the Chief Financial Officer of QLT (since February 2013). Previously, since 2003 Mr. Jagpal has held positions of increasing responsibility in Finance at QLT, including Corporate Controller (January 2006 to December 2008), Director, Finance and Corporate Controller (January 2009 to December 2010) and Senior Director, Finance and Corporate Controller (2011 to 2012), until his appointment as Interim Chief Financial Officer in July 2012. Prior to joining QLT, Mr. Jagpal held finance and accounting positions with Pivotal Corporation, 360networks inc., and KPMG LLP. Mr. Jagpal is a Chartered Accountant, a Chartered Business Valuator, and holds a Masters of Business Administration from Cornell University — S.C. Johnson Graduate School of Management and a Masters of Business Administration from Queens University.

Compensation Discussion and Analysis for the Fiscal Year Ended December 31, 2013

        On July 9, 2012, as a result of a comprehensive business and portfolio review by the Board, QLT announced a new corporate strategy and plans to restructure its operations in order to concentrate its resources on the clinical development programs related to its synthetic retinoid, QLT091001, for the treatment of certain inherited retinal diseases. In connection with the strategic restructuring of QLT, over the course of 2012 and

2013, QLT completed the sale of its Visudyne® business to Valeant Pharmaceuticals International, Inc. and the sale of its punctal plug drug delivery system to Mati Therapeutics Inc., and, as a result, significantly reduced its workforce by approximately 180 employees.

        In connection with the restructuring and following the departure of QLT's former President and Chief Executive Officer, the QLT Board of Directors formed the ETC to perform the function of the Chief Executive Officer on an interim basis while the QLT Board of Directors determined the resources and management necessary to pursue QLT's new strategy.

        As at December 31, 2013, Jeffrey A. Meckler and Dr. John Kozarich comprised the ETC, with Jeffrey A. Meckler serving as Chairman. Prior to Mr. Meckler's appointment as Chairman of the ETC on February 16, 2013, Jason M. Aryeh served as the Chairman of the ETC. While neither of Messrs. Meckler or Aryeh was ever employed as an officer or employee, compensated other than as a director or considered by the Board to be an executive officer of QLT, both are included in the compensation disclosure schedules below as a Principal Executive Officer of QLT for the year ended December 31, 2013. The ETC was disbanded on October 23, 2014 in connection with the appointment of Dr. Geoffrey F. Cox as Interim CEO.

        The Compensation Committee administers the compensation policies and programs for QLT's named executive officers. A summary discussion of the 2013 named executive officer compensation actions taken by the Compensation Committee follows in this Compensation Discussion and Analysis report.

        At QLT's 2013 annual general and special meeting, its shareholders approved, in a non-binding advisory vote, the compensation of QLT's named executive officers for 2012 by a majority of 98.8% of common shares vote as disclosed in QLT's proxy statement for the 2013 annual general and special meeting. The compensation of QLT's named executive officers for 2013 will also be put for a shareholder advisory vote on executive compensation (see "QLT Proposal 4: Advisory Vote on the Compensation of QLT's Named Executive Officers for 2014 ("Say-on-Pay Vote").

Objectives of Our Compensation Program

        The Compensation Committee evaluates and sets executive compensation consistent with our stated philosophy to provide a compensation package that attracts, retains and motivates executives and rewards business successes that have the potential to increase shareholder value. More specifically, the Compensation Committee seeks to:

  •
  provide a total compensation program that is competitive with other companies in the pharmaceutical and biotechnology industries with which we compete for executive talent;

  •
  place a significant portion of executive compensation at risk by linking cash incentive compensation to the achievement of pre-established corporate financial and operational performance objectives and other individual key objectives within the executive's area of responsibility and by using equity as a key component of our compensation program;

  •
  provide long-term incentive compensation that focuses executives' efforts on building shareholder value by aligning their interests with those of our shareholders; and

  •
  promote stability and retention of our management team.

        Consistent with our performance-based philosophy, a significant portion of potential compensation is based upon performance- and equity-based programs. These programs include awards that are based on our operational and financial performance and provide compensation in the form of cash, and equity-based incentive awards that are tied to both our short-term and long-term performance and achievement of goals. The performance-based bonus program rewards short-term performance; while our equity awards, coupled with our stock ownership guidelines, reward long-term performance and align the interests of management with those of our shareholders.

Compensation Governance and Consultant

        We are committed to having strong governance standards with respect to our compensation programs, procedures and practices. The Compensation Committee has, among other things, retained Radford, an independent compensation consultant, which reports directly to the Compensation Committee. Our Compensation Committee has assessed the independence of Radford and has concluded that no conflict of interest exists with respect to the services that Radford performs for our Compensation Committee. Radford did not provide any services to the Company other than with respect to the services provided to the Compensation Committee as described below. Radford also informed the Compensation Committee that it was not aware of any conflict of interest with respect to the services that it provides to our Compensation Committee and the services that it provides to other clients.

Compensation Philosophy

        We are engaged in a highly specialized and competitive industry. Success in this environment requires talented and motivated executives. The goal of our named executive officer compensation program is to attract, retain and motivate executives and reward business successes that have the potential to increase shareholder value. The Compensation Committee, which is composed of independent members of the Board, is responsible for implementing our executive compensation program and establishing corporate performance objectives and reviewing individual performance objectives that reward our named executive officers when those objectives are met. In considering executive compensation, the Compensation Committee ensures that our total compensation program is competitive within the industry in which we operate, supports our overall strategy and objectives, reflects both risk and reward for our named executive officers and aligns our executive officers' interests with those of our shareholders. The combination of base salary, annual incentives and long-term incentives that we provide to our named executive officers is designed to accomplish this.

        The Compensation Committee obtains information from a number of sources, including North American surveys and reports on executive compensation in the biotechnology industry, as well as internally generated reports of executive compensation practices of a sub-group of biotechnology companies of similar size and market capitalization. To assist with its evaluation of executive compensation, the Compensation Committee has the authority to retain independent compensation consultants. The Compensation Committee has periodically engaged Radford to provide director and executive compensation assessments and recommendations to the Compensation Committee. Radford provides data on the compensation and relative performance of peer companies, provides opinions on the degree to which our compensation arrangements are consistent with market practices and our objectives, consults on other compensation matters as needed and, if applicable, recommends compensation guidelines and program designs. Additionally, a representative from Radford attends Compensation Committee meetings when requested by the Compensation Committee.

Components of the Compensation Package

        At the foundation of the Compensation Committee's strategy is the principle that there should be both consequences for underperformance and incentives for outstanding performance. This is achieved through a compensation program that emphasizes fixed and variable components which make up the "pay mix" for each executive officer.

        There are three major elements to our executive compensation:

  •
  base salary;

  •
  variable performance-based compensation, consisting of annual cash bonuses based on a comparison of individual and corporate performance to pre-set goals and objectives; and

  •
  long-term incentives, consisting of annual grants of long-term stock options.

        In addition, our executives are eligible to participate in the benefit plans generally available to all of our employees and to receive an annual executive medical screening consultation (as described in "Health and Life Benefits" below).

        Our executive officers are paid in Canadian dollars but, for reporting purposes only, their compensation is set out below in U.S. dollars.

Determining Compensation

        Compensation Consultant and Peer Group.    In March 2013, the Compensation Committee engaged Radford to review QLT's equity and director compensation programs, in light of the previous year's restructuring and reduction in workforce, in order to align the compensation programs with QLT's current business profile, while being competitive and consistent with best practices. Radford reviewed data from a group of companies considered comparable to QLT in size (under 100 employees), market capitalization (generally between $200 million and $1 billion), and stage of product pipeline (phase II/III companies conducting late stage clinical trials). The following 14 public biotechnology companies located in North America, comprised QLT's 2013 comparator group for the director and equity compensation review:

Canadian Peer Companies	U.S. Peer Companies
Nymox Pharmaceuticals	Achillion Pharmaceuticals
ChemoCentryx
Clovis Oncology
Keryx Biopharmaceuticals
Neurocrine Biosciences
NewLink Genetics
Osiris Therapeutics
Sangamo BioSciences
Sarepta Therapeutics
Sunesis Pharmaceuticals
Threshold Pharmaceuticals
Trius Therapeutics
ZIOPHARM Oncology

        In light of the reduction in the number of employees and the scope of QLT's operations as a result of QLT's strategic restructuring, as well as the fact that QLT did not have a Chief Executive Officer at such time, the Compensation Committee did not request Radford to provide comparator or group data with respect to its executive officers' cash compensation assessment in 2013. In establishing executive officer base salaries and non-equity incentive compensation for 2013, the Compensation Committee considered non-comparator group market data provided by Radford and other factors consistent with QLT's compensation philosophy.

Base Salary

        Annual base salary is designed to provide a competitive fixed rate of pay recognizing different levels of responsibility and performance within QLT. Actual salaries reflect the Compensation Committee's consideration of numerous factors, including the individual named executive officer's experience, length of service, position criticality, scope of responsibilities and performance. In determining whether to increase the base salary for a particular executive officer, the Compensation Committee considers a variety of factors, including the results of each executive officer's individual goal achievement and overall performance, comparative survey data, along with the other elements of compensation received by its executive officers

Annual Cash Incentive Compensation

        The Compensation Committee's compensation philosophy for 2013 included a pay-at-risk component under the annual cash incentive compensation program. The annual cash incentive award represents income at risk — it is only paid if and to the extent certain goals and objectives are met. The annual cash incentive compensation that each executive officer is eligible to receive is based on a pre-determined target percentage of his or her base salary, determined in accordance with market data and taking into account scope and level of responsibility. The Compensation Committee also believes that the success of QLT is based in part on the achievements of the executive officers as a group and, therefore, the target annual award percentage is determined by considering competitive rates of incentive compensation for the executive officers as a group and not just on a position-specific basis.

        When combined with base salaries, cash incentive awards are intended to provide the opportunity for an executive officer to achieve total cash compensation, when targeted levels of performance are achieved or exceeded, that is competitive with total compensation paid by other companies that are similarly situated. QLT defines "total cash compensation" as base salary plus annual target bonus under its annual cash incentive compensation program. The Compensation Committee believes that, given the competitive industry, this pay-for-performance compensation strategy allows a biotechnology company in QLT's position and size to competitively attract and retain talented executives while aligning the strategic interests of its executives and shareholders.

        The amount of annual cash incentive compensation that the executive officers were eligible to receive for 2013 was as follows:

Level	Target Bonus (as a % of base salary)	Range of Possible Bonus Payment (as a % of base salary)	Weighting between Corporate and Individual Goals

Sukhi Jagpal, Chief Financial Officers	35%	0 — 70%	75% Corporate / 25% Individual

Alexander Lussow, Senior Vice President — Business Development and Commercial Operations	50%	0 — 70%	75% Corporate / 25% Individual

        For 2013 and previous years, executive officers with individual goals could attain between 0% and 200% of their individual goals depending on their performance, although the Compensation Committee had the discretion to recognize additional factors and award bonuses outside of this range. Similarly, executive officers with corporate goals could attain between 0% and 200% of a corporate goal depending on the extent to which the goal was achieved. For 2014, the QLT Board of Directors, following the recommendation of the Compensation Committee, has determined that executive officers can generally attain between 0% and 100% of corporate and individual goals depending on their performance, with the potential to attain up to 125% under exceptional circumstances.

Annual Cash Compensation Review

        On February 27, 2013, Mr. Jagpal was appointed as the Chief Financial Officer of QLT ("interim" was removed from his title). In connection with his appointment, the QLT Board of Directors, following the recommendation of the Compensation Committee, increased Mr. Jagpal's salary from C$192,500 (US $186,893) to C$250,000 (US $242,718) and increased his target annual award percentage from 25% to 35% of his base salary. According to survey data of comparable positions within Radford's Global Life Sciences Survey for organizations with fewer than 50 employees, Mr. Jagpal's increase put his base salary and his target bonus percentage at the 50th percentile and the 75th percentile of the survey data, respectively.

        In reviewing the annual compensation of Dr. Lussow, QLT's former Senior Vice President, Business Development and Commercial Operations, in February 2013, the Compensation Committee reviewed Radford's Global Life Sciences Survey, focusing on the data for organizations with fewer than 50 employees (comparable to QLT's current size) and also data for organizations with 50 to 149 employees and data across all organizations within the survey (comparables to QLT's larger size prior to the strategic restructuring when Dr. Lussow's compensation was originally established). Based on this review, the Compensation Committee determined that Dr. Lussow's base salary of C$320,433 (US$311,100) and target annual award percentage of 50% were above the 75th percentile of the survey data and, therefore, no adjustment was made to Dr. Lussow's cash compensation for 2013.

Establishing Goals

        Individual Goals.    Each year, the criteria for assessing an individual named executive officer's performance are developed and reviewed by the Compensation Committee in consultation with the particular named executive officer. The individual goals are primarily objective and measurable, relate to the individual named executive officer's area of responsibility and are designed to facilitate the achievement of QLT's corporate goals.

        Corporate Goals.    Each year, the criteria for assessing QLT's performance are: (i) developed by the Compensation Committee, (ii) approved by the QLT Board of Directors, and (iii) communicated to the participants. In early 2013, on the recommendation of the Compensation Committee, the QLT Board of Directors approved specific corporate goals for QLT to achieve. QLT's corporate goals are described below and are weighted from 0-100% in relative allocation. For 2013 and previous years, however, the Compensation Committee had the discretion to recognize additional factors and assess QLT's corporate goal achievement up to a maximum 200%. In determining whether QLT's corporate goals have been achieved beyond 100% and up to a possible 200%, the Compensation Committee considers factors and achievements it considers appropriate.

        The following is a description of the 2013 corporate goals:

  •
  Synthetic Retinoid Program: Achieve specific milestones related to the regulatory and clinical development progress for the synthetic retinoid program, including the objective of initiating a pivotal trial for the Leber Congenital Amaurosis (LCA) indication.

  •
  Transitional and Restructuring Activities: (a) complete activities related to the corporate restructuring announced in 2012, including (i) the transition services agreement entered into in connection with the divestment of the Visudyne business to Valeant; and (ii) the potential divestment of the punctal plug program to Mati Therapeutics Inc.; and (b) manage staffing and infrastructure needs to achieve 2013 corporate objectives.

  •
  Enhancing Shareholder Value: Evaluate and implement various options to enhance shareholder value through corporate and tax efficiencies, capital return and other opportunities.

Evaluating Goal Achievement

        The Compensation Committee determines performance bonus payments based on the results achieved as compared to targets established for a particular fiscal year. The Compensation Committee has the discretion to award the amount corresponding to that level of achievement, or to modify the award payable if it believes a modification would be in the best interests of QLT and its shareholders. In performing its assessment, the Compensation Committee may also consider market, business or organizational factors that may have impacted achievement of a specific goal.

Achievement of Corporate Goals

        In early 2014, the Compensation Committee considered the performance of QLT relative to the corporate objectives set in early 2013. Based on the achievement of QLT against the corporate goals, the Compensation Committee determined that QLT achieved 104.25% of its 2013 corporate objectives. The following chart illustrates the weighting and level of achievement of the 2013 corporate goals:

Goal	Weighting	Achievement
Synthetic Retinoid Program	60%	80%
Transitional and Restructuring Activities	25%	150%
Enhancing Shareholder Value	15%	125%

        In evaluating QLT's performance against its goals established for 2013, and determining the extent to which those goals were successfully achieved, the Compensation Committee recognized the following factors:

  •
  Synthetic Retinoid Program:  The following principal clinical and regulatory development objectives to advance QLT's synthetic retinoid program were achieved in 2013:

  (
  ) conducted meetings with the U.S. Food and Drug Administration and the European Medicines Agency to discuss pivotal trials and develop protocols;

  (
  ) reassessed key opinion leaders and consultants engaged in the program;

    (
    ) completed dosing in its Phase Ib retreatment study of QLT091001 for the treatment of Leber Congenital Amaurosis (LCA) and Retinitis Pigmentosa (RP); and

    (
    ) initiated a Phase II study of QLT091001 for the treatment of Impaired Dark Adaptation.

        The Compensation Committee assigned 60% to the Synthetic Retinoid Program goal. Despite its efforts to advance the program noted above, QLT did not initiate a pivotal trial of QLT091001 for the treatment of LCA in the United States in 2013. As a result, the Compensation Committee determined that QLT achieved 48% out of a possible 60% with respect to this goal.

  •
  Transitional and Restructuring Activities:  The following principal transitional and restructuring objectives were achieved in 2013:

  (
  ) completed the transition services agreement with Valeant related to the sale of Visudyne and the Qcellust™ laser;

  (
  ) completed the sale of punctal plug delivery system assets to Mati Therapeutics Inc. and completed the related transitional services;

  (
  ) successfully managed staffing following employee departures in connection with the reduction in force in 2012;

  (
  ) filled the permanent Chief Financial Officer position; and

  (
  ) relocated its operations into a smaller office and laboratory space.

        The Compensation Committee assigned 25% to the Transitional and Restructuring Activities goal and, as a result of these accomplishments, assessed achievement at 37.5% on the basis that QLT had exceeded expectations with respect to this goal.

  •
  Enhancing Shareholder Value:  In 2013, QLT completed the following transactions to return capital to QLT's shareholders:

  (
  ) on June 27, 2013, after obtaining a favorable Advance Tax Ruling from the Canadian tax authorities and shareholder approval, QLT completed a $200 million special cash distribution, by way of a reduction of the paid-up capital of QLT's common shares, whereby all shareholders of record as at June 24, 2013 received a payment of approximately $3.92 per share; and

  (
  ) QLT repurchased 1,691,479 common shares in the open market pursuant to a normal course issuer bid commenced in October 2012.

        The Compensation Committee assigned 15% to the Enhancing Shareholder Value goal and, as a result of these accomplishments, assessed achievement at 18.75% on the basis that QLT had also exceeded expectations with respect to this goal.

Achievement of Individual Goals and Total Cash Incentive Compensation

        The extent to which individual goals have been achieved or exceeded is determined largely from the annual performance recommendations for each of the other named executive officers prepared in 2013 by the Chair of the ETC, and approved by the Compensation Committee.

        Chief Financial Officer.    In 2013, individual goals were established for Mr. Jagpal, including goals related to (i) supporting potential strategic activities and return of capital to shareholders and (ii) effectively managing financial reporting and internal controls. Mr. Jagpal was assessed as having met or exceeded each of these goals, to achieve, overall by percentage, 140% of his individual goals for 2013. Based upon the achievement of the corporate goals and his individual goals, and the relative weighting between them, Mr. Jagpal was awarded a cash incentive compensation amount for 2013 equal to $90,049, which represented approximately 39% of his base salary for 2013.

        Senior Vice President, Business Development and Commercial Operations.    In 2013, individual goals were established for Dr. Lussow, including goals related to (i) managing transition of divested assets, (ii) managing product supply chain and (iii) coordinating internal support efforts on certain strategic matters. Dr. Lussow was assessed as having met, partially met or exceeded each of these goals, to achieve, overall by percentage, 100% of his individual goals for 2013. Based upon the achievement of the corporate goals and his individual goals, and the relative weighting between them, Dr. Lussow was awarded a cash incentive compensation amount for 2013 equal to $160,508, which represented approximately 52% of his base salary for 2013.

Equity Awards

        Equity compensation represents a significant portion of named executive officer total compensation at QLT. The amount and type of equity awards are intended to align QLT's named executive officers' interests with shareholder interests by increasing named executive officer compensation through sustained increases in the value of its common shares. These equity-based awards also serve as a retention incentive. In setting the equity compensation levels of the named executive officers, the Compensation Committee considers numerous factors, including market data, the prior grants of stock options to the named executive officer, the level of responsibility and expected future contributions of the named executive officer, the performance of the named executive officer in the year, the total cash compensation level of the named executive officer, the fair value of long-term incentives awarded to executives in similar positions in a comparator group, and the ability of stock options to retain named executive officers.

        QLT currently maintains one equity compensation plan, the 2000 Plan, which provides for the issuance of stock options to directors, officers, employees and key consultants of QLT and its affiliates. Option grants are meant to directly link executive compensation to value creation for shareholders, and the amount (if any) each executive ultimately realizes from the options depends solely on the increase in value of common shares from the date of grant through the date of exercise. The 2000 Plan also provides for the issuance of RSUs.

        The 2000 Plan is administered by the Compensation Committee. The Compensation Committee or the QLT Board of Directors (upon the recommendation of the Compensation Committee) is authorized to grant equity awards. Generally, except in the case of awards for new hires and as described below, equity awards are decided once a year at a regularly scheduled meeting. With respect to certain new hires, the Interim CEO has limited authority to make a limited number of awards to new hires consistent with guidelines specified by the QLT Board of Directors. Under the 2000 Plan, awards are deemed to be granted on the date that the Compensation Committee or the QLT Board of Directors, as applicable, authorizes the grant or such later date as may be determined by the Compensation Committee or the QLT Board of Directors, as applicable, at the time that the grant is authorized. All awards are granted after the market close on the date of grant and the exercise price of stock options will not be less than the closing price on the TSX on the date of grant. RSUs may be granted pursuant to the 2000 Plan with no consideration from the participant. RSUs may be subject to vesting conditions, including continued employment. The QLT Board of Directors did not grant any RSUs to employees during 2013.

        Except as described below, all currently outstanding options granted to QLT's named executive officers are exercisable for a term of ten years and vest in 36 equal monthly installments. In QLT's view, monthly vesting over three years facilitates retention while also providing a program that is consistent with market practices to attract and retain talent. In addition, in the event of a change of control, the QLT Board of Directors may, in its discretion, accelerate the vesting of all or a portion of any unvested options. These terms provide executives with certain financial security that enhances the ability to attract and retain key employees.

        With the exception of new hires, the QLT Board of Directors typically grants stock options to its executive officers annually, following each annual general meeting of shareholders. For 2013, as a result of the $200 million special cash distribution to QLT's shareholders in June 2013 and the approximate 50% decrease in QLT's stock price that was anticipated to occur as a result, the annual grant of equity awards was authorized by the QLT Board of Directors, upon the recommendation of the Compensation Committee, in June, 2013, to be granted effective after the close of the market on the 12th trading day after the completion of the special cash distribution.

        For 2013, the QLT Board of Directors, upon the recommendation of the Compensation Committee and following consultation with Radford, approved stock option grants to most of QLT's employees at re-engagement level grants, in order to enhance motivation and retention in light of the reduced size and streamlined nature of QLT's operations following the strategic restructuring that occurred in 2012 and 2013. Mr. Jagpal was granted an option to purchase 100,000 common shares, which grant reflects two times the size of grant made at the 50th percentile of a comparator group after taking into account the reduction in the market capitalization resulting from the special cash distribution made to shareholders in June 2013.

        On November 22, 2013, in light of the fact that the QLT Board of Directors did not approve an annual equity award to Dr. Lussow in July 2013 and in connection with the initiation of QLT's strategic alternatives process, the Compensation Committee recommended, and the QLT Board of Directors approved, the award to Dr. Lussow of an option to purchase 100,000 common shares. Unlike the other options to QLT's executive officers, Dr. Lussow's option vested in six monthly instalments beginning on the first monthly anniversary of the date of grant and expired on August 29, 2014, the 90th day after termination of his service with QLT.

Chairman of Executive Transition Committee (Principal Executive Officer)

        Mr. Aryeh served as the Chairman of the Executive Transition Committee from August 2, 2012 to February 16, 2013. Mr. Meckler has served as the Chairman of the Executive Transition Committee from February 16, 2013 to October 23, 2014, when the committee was disbanded. No goals were set for Messrs. Aryeh or Meckler and neither director was awarded a bonus in connection with his role as Chairman of the Executive Transition Committee. It is the QLT Board of Directors' view that each of Mr. Aryeh and Mr. Meckler has been since his initial appointment to the QLT Board of Directors on June 4, 2012 and continues to be as of the date of this Proxy Statement an "independent" member of the QLT Board of Directors and does not consider Mr. Aryeh or Mr. Meckler to be an executive officer of QLT. However, the designation for compensation reporting purposes of each of Mr. Aryeh and Mr. Meckler as "Principal Executive Officer" of QLT during the period in 2013 in which each of them served as Chairman of the Executive Transition Committee may create the appearance that Mr. Aryeh or Mr. Meckler performed as executive officers on behalf of QLT during such time. The inclusion of Mr. Aryeh and Mr. Meckler as named executive officers is not intended to imply that they were at any time an executive officer of QLT, and should not be construed as such.

Minimum Share Ownership Guidelines for Executive Officers

        To further align the executives' financial interests with those of QLT's shareholders, the QLT Board of Directors, on the recommendation of the Compensation Committee, has approved share ownership guidelines for executive officers, encouraging share ownership as follows within five years after the latest of: (i) September, 2009 (the date of the implementation of the share ownership guidelines by the previous Board); (ii) the date the executive officer is hired; and (iii) the date the executive officer assumes a new position as an executive officer:

  •
  Chief Executive Officer: an amount equal to 1.5 times the CEO's annual base salary; and

  •
  Other named executive officers: an amount equal to 0.5 times the named executive officer's annual base salary.

        The value of QLT in-the-money vested stock options held by the executives is counted towards fulfilling the share ownership guidelines. The value of the shares owned for the purposes of fulfilling the share ownership guidelines is determined as the greater of the acquisition cost or the market value at the time of the determination. Compliance with the share ownership guidelines is evaluated on an annual basis by the Corporate Governance and Nominating Committee. These guidelines have not been applied to Messrs. Aryeh and Meckler as the former Chairmen of the Executive Transition Committee. Given Mr. Jagpal's appointment as an executive officer in 2013, he is not yet required to meet the guidelines but is progressing toward meeting them. Assuming that Dr. Cox serves as Interim CEO for an interim period of time until the appointment of a permanent Chief Executive Officer, he will not be required to fulfill the share ownership guidelines for the Chief Executive Officer.

Health and Life Benefits

        QLT's named executive officers receive medical, dental, life insurance and other benefits generally made available to all of its employees.

Registered Retirement Savings Plan (RRSP) Matching Program

        QLT's named executive officers resident in Canada are eligible, along with all other QLT employees resident in Canada, to participate in QLT's registered retirement savings plan ("RRSP") matching program. Under this program, QLT matches the amount contributed by the named executive officer into his or her RRSP annually (or into QLT's group RRSP Plan) up to 50% of the annual maximum amount allowable by the Canada Revenue Agency, less any applicable tax withholdings.

Tax and Accounting Consideration

        The QLT Board of Directors and the Compensation Committee generally consider the financial accounting and tax implications of their named executive officer compensation decisions. While generally QLT is not subject to tax in the United States, when applicable, the Compensation Committee and the QLT Board of Directors will consider the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to QLT's named executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year for the CEO and each of the other named executive officers (other than the Chief Financial Officer), unless compensation is performance-based. The Compensation Committee, where it determines that Section 162(m) is applicable and it is reasonably practicable, will seek to qualify the variable compensation paid to QLT's named executive officers for an exemption from the deductibility limitations of Section 162(m).

Compensation of Executive Officers

2013 Summary Compensation Table

        The following table summarizes total compensation for the 2013, 2012, and 2011 fiscal years earned by QLT's named executive officers. As discussed elsewhere in this Proxy Statement, Mr. Aryeh, as Chairman of the Executive Transition Committee from June 4, 2012 through February 16, 2013 and Mr. Meckler, as Chairman of the Executive Transition Committee from February 16, 2013 through October 23, 2014, are included in this table because the Executive Transition Committee served the function of QLT's CEO during such time. Because of this and solely for the reason of providing QLT's shareholders with comprehensive disclosure in accordance with principles of transparency and good corporate governance, QLT has included Messrs. Aryeh and Meckler as named executive officers in the following tables. Neither Mr. Aryeh nor Mr. Meckler was employed by QLT nor compensated by QLT other than as a director.

Name	Principal Position	Year	Salary(4)		Stock Awards(5)			Option Awards(9)		Non-Equity Incentive Plan Compensation		All Other Compensation			Total
Jason M. Aryeh	Former Chairman — Executive Transition Committee (Principal Executive Officer)(1)	2013 2012	$ $	— —	$ $	149,864 169,265	(6) (7)	$ $	52,913 —	$ $	— —	$ $	311,500 206,434	(10) (10)	$ $	514,277 375,699
Jeffrey A. Meckler	Former Chairman — Executive Transition Committee (Principal Executive Officer)(2)	2013		$—		$74,932	(8)		$583,495		$—		$364,100	(10)		$1,022,527
Sukhi Jagpal	Chief Financial Officer (Principal Financial and Accounting Officer)(3)	2013 2012	$ $	233,844 182,922	$ $	— —		$ $	211,650 25,108	$ $	90,049 66,205	$ $	18,919 31,867	(11) (12)	$ $	554,462 306,102
Alexander Lussow	Senior VP, Business Development and Commercial Operations	2013 2012 2011	$ $ $	311,100 320,593 324,095	$ $ $	— — —		$ $ $	247,573 — 253,087	$ $ $	160,508 180,334 129,436	$ $ $	11,563 90,064 11,353	(13) (14)	$ $ $	730,744 590,991 717,971

*
Note: Where amounts shown were paid or priced in Canadian dollars, amounts for 2013 set out in the Summary Compensation Table represent the U.S. dollar equivalent to those amounts converted using an average of 2013 noon buying rates published by the Federal Reserve Bank of New York US$1.00 = C$1.0300. Amounts for 2012 were converted using an average of 2012 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = C$0.9995. Amounts for 2011 were converted using an average of 2011 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = C$0.9887.

(1)
Mr. Aryeh was appointed Chairman of the QLT Board of Directors on June 4, 2012, Chairman of the Executive Transition Committee on August 2, 2012 and he resigned from the Executive Transition Committee on February 16, 2013.

(2)
Mr. Meckler was appointed as the Chairman of the Executive Transition Committee on February 16, 2013, and he resigned effective October 23, 2014. The Executive Transition Committee was disbanded on October 23, 2014.

(3)
Mr. Jagpal was appointed Interim Chief Financial Officer on July 20, 2012 and Chief Financial Officer on February 27, 2013.

(4)
Annual salaries were paid in Canadian dollars but are stated here in U.S. dollars for reporting purposes only. The declines in Dr. Lussow's annual base salary for the years 2013 and 2012 are due to the change in the Canadian to U.S. dollar exchange rates during each year. Following Mr. Jagpal's appointment to Chief Financial Officer on February 27, 2013, the QLT Board of Directors increased his annual base salary from C$192,500 (US$186,893) to C$250,000 (US$242,718).

(5)
Stock awards consist of DSUs and RSUs. DSUs vest in 36 successive and equal monthly installments beginning on the first day of the first month after the grant date. A vested DSU can be settled only by conversion to cash and is automatically converted after a director ceases to be a member of the QLT Board of Directors unless the director is removed for just cause. RSUs vest in three successive and equal annual installments on the date of each of the first three annual general meetings of QLT held after the date of grant. Upon vesting, each RSU represents the right to receive one common share of QLT. In accordance with ASC Topic 718, RSUs and DSUs are reflected at fair value. The fair value of RSUs is measured based on the closing price of QLT's shares on the TSX on the date of grant. In accordance with the DDSU Plan, the fair value of DSUs is measured based on the closing price of QLT's shares on the TSX on the trading day immediately preceding the date of grant. For a discussion of the assumptions used in the valuation of the stock awards granted in each respective year, refer to QLT's Form 10-K under Note 8 to the Consolidated Financial Statements for 2013.

(6)
On July 15, 2013, Mr. Aryeh was granted 22,000 DSUs and 12,000 RSUs for his service Chairman of the QLT Board of Directors. The estimated fair value of each DSU and RSU as at the grant date C$4.54 (US$4.41), which represents the closing price of QLT's shares on the TSX on July 14, 2013 and July 15, 2013, respectively (see note 5 above for the applicable fair value measurements).

(7)
On July 10, 2012, Mr. Aryeh was granted 22,000 DSUs for his service as Chairman of the QLT Board of Directors. The estimated fair value of each DSU as at the grant date C$7.69 (US$7.69), which represents the closing price of QLT's shares on the TSX on July 9, 2012.

(8)
On July 15, 2013, Mr. Meckler was granted 11,000 DSUs and 6,000 RSUs for his service as a member of the QLT Board of Directors. The estimated fair value of each DSU and RSU as at the grant date was C$4.54 (US$4.41), which represents the closing price of QLT's shares on the TSX on July 14, 2013 and July 15, 2013, respectively (see note 5 above for the applicable fair value measurements).

(9)
Represents the grant date fair value of options granted, calculated using the Black-Scholes option pricing model, in accordance with ASC Topic 718 for share-based payment transactions and excludes the impact of estimated forfeitures related to service based vesting conditions. For a discussion of the assumptions used in the valuation of the options granted in each respective year, refer to QLT's Form 10-K under Note 8 to the Consolidated Financial Statements for 2013.

(10)
Represents director fees earned or paid in cash in 2013.

(11)
Amount reported consists of (i) contribution matching under QLT's RRSP matching program of $11,563 and (ii) a payment of $7,356 for accrued vacation.

(12)
Amount reported consists of (i) contribution matching under QLT's RRSP matching program of $11,491 and (ii) the value of the acceleration of vesting of all of Mr. Jagpal's stock options due to the change in control resulting from the election of the QLT Board of Directors at the 2012 annual general meeting, which was $20,377.

(13)
Amount reported consists of contribution matching under QLT's RRSP matching program of $11,563.

(14)
Amount reported consists of (i) contribution matching under QLT's RRSP matching program of $11,491 and (ii) the value of the acceleration of vesting of all of Dr. Lussow's stock options due to the change in control resulting from the election of the QLT Board of Directors at the 2012 annual general meeting, which was $78,573.

Grants of Plan-Based Awards for the Fiscal Year Ended December 31, 2013

        The following table provides certain information concerning each grant of an award made to a named executive officer in 2013.

		Estimated Future Payouts Under Non-Equity Incentives Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(4)	All Other Option Awards: Number of Securities Underlying Options
							Exercise or Base Price of Option Awards ($/Sh)(5)
								Grant Date Fair Value of Stock and Option Awards(4)(6)
Name	Grant Date	Target(1)	Maximum(1)
Jason M. Aryeh	July 15, 2013	—	—		34,000	25,000	$4.41	$202,777
Jeffrey A. Meckler	July 15, 2013	—	—		17,000	12,500	$4.41	$101,388
	November 22, 2013	—	—		—	225,000	$5.22	$557,039
Sukhi Jagpal	—	$78,730	$157,461	(2)	—	—	$—	$—
	July 15, 2013	—	—		—	100,000	$4.41	$211,650
Alexander Lussow	—	$155,550	$311,100	(3)	—	—	$—	$—
	November 22, 2013	—	—		—	100,000	$5.22	$247,573

(1)
Amounts represent the Target and Maximum for QLT's cash incentive compensation program for 2013. There is no threshold minimum amount that could be paid as a bonus under QLT's cash incentive compensation program for 2013.

(2)
The amount actually paid under QLT's cash incentive compensation program to Mr. Jagpal for 2013 was $90,049.

(3)
The amount actually paid under QLT's cash incentive compensation program to Dr. Lussow for 2013 was $160,508.

(4)
Stock awards consist of DSUs and RSUs. DSUs and RSUs were fair valued at C$4.54 (US$4.41) per unit on the July 15, 2013 grant date and have been converted to U.S. dollars for disclosure purposes using an average of 2013 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = C$1.0300. On July 15, 2013, Mr. Aryeh was granted 22,000 DSUs and 12,000 RSUs and Mr. Meckler was granted 11,000 DSUs and 6,000 RSUs.

(5)
Stock options granted on July 15, 2013 were priced at C$4.54 (US$4.41). These stock options vest and become exercisable in 36 successive and equal monthly installments from the grant date and have an expiration term of 10 years from the grant date. Stock options granted on November 22, 2013 were priced at C$5.38 (US$5.22). These stock options vested and became exercisable in 6 successive and equal monthly installments from the grant date and have an expiration term of 10 years from the grant date. The above noted Canadian dollar exercise prices have been converted to U.S. dollars for disclosure purposes using an average of 2013 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = C$1.0300.

(6)
The grant date fair value of options granted was calculated using the Black-Scholes option pricing model in accordance with ASC Topic 718 for share-based payment transactions and excludes the impact of estimated forfeitures related to service based vesting conditions. For a discussion of the assumptions made in the valuations reflected in this column, see QLT's Annual Report on Form 10-K under Note 8 to the Consolidated Financial Statements for 2013.

Outstanding Equity Awards at 2013 Fiscal Year-End Table

        The following table provides information concerning unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer outstanding as of December 31, 2013.

	OPTION AWARDS				STOCK AWARDS
Name	Number of securities underlying unexercised options (#) exercisable(1)	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)(2)	Option expiration date(1)	Number of shares or units of stock that have not vested (#)(3)	Market value of shares of units of stock that have not vested ($)(4)
Jason M. Aryeh	3,472	21,528	$4.41	July 14, 2023	42,556	$247,070
Jeffrey A. Meckler	1,736	10,764	$4.41	July 14, 2023	21,278	$123,535
	37,500	187,500	$5.22	November 21, 2023	—	—
Sukhi Jagpal	13,889	86,111	$4.41	July 14, 2023	—	—
Alexander Lussow	16,667	83,333	$5.22	November 21, 2023	—	—

(1)
Stock options expiring on July 14, 2023 were granted on July 15, 2013 and vest and become exercisable in 36 successive and equal monthly installments from the grant date. Stock options expiring on November 21, 2023 were granted on November 22, 2013 and vested and became exercisable in six successive and equal monthly installments from the grant date.

(2)
All stock options were granted with an exercise price denominated in Canadian dollars. Exercise prices have been converted to U.S. dollars for disclosure purposes using an average of 2013 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = C$1.0300.

(3)
Represents the number of DSUs and RSUs that had not vested as at December 31, 2013. The DSUs vest in 36 successive and equal monthly installments beginning on the first day of the first month after the grant date. On July 15, 2013, Mr. Aryeh was granted 22,000 DSUs and Mr. Meckler was granted 11,000 DSUs. The RSUs vest in 3 successive and equal annual installments on the date of each of the first three annual general meetings of QLT held after the date of grant. Upon vesting, each RSU represents the right to receive one common share of QLT. On July 15, 2013, Mr. Aryeh was granted 12,000 RSUs and Mr. Meckler was granted 6,000 RSUs.

(4)
Amounts reflect the market value of unvested DSUs and RSUs calculated by multiplying the number of such unvested DSUs and RSUs by the C$5.98 (US$5.81) closing price of QLT's shares on the TSX on December 31, 2013, the last trading day in 2013.

Option Exercises and Stock Vested Table

        The following table provides information with respect to vested stock awards and option exercises during 2013 by QLT's named executive officers.

	OPTION AWARDS		STOCK AWARDS(2)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(5)
Jason M. Aryeh	—	—	10,387	(3)	$60,708
Jeffrey A. Meckler	—	—	5,197	(4)	$30,380
Sukhi Jagpal	10,000	$8,155	—		—
Alexander Lussow	90,000	$65,010	—		—

(1)
The value realized upon exercise is determined by multiplying (i) the closing price on the date of exercise, less the option exercise price, by (ii) the number of options exercised. All stock options were granted with an exercise price denominated in Canadian dollars. Exercise prices and sale prices have been converted to U.S. dollars for disclosure purposes using an average of 2013 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = C$1.0300.

(2)
Stock awards consist of DSUs and RSUs. The DSUs vest in 36 successive and equal monthly installments beginning on the first day of the first month after the grant date. The RSUs vest in three successive and equal annual installments on the date of each of the first three annual general meetings of QLT held after the date of grant.

(3)
In July 2013, Mr. Aryeh was granted 22,000 DSUs for his service as Chairman of the QLT Board of Directors. During 2013, 3,055 of these DSUs vested. In July 2012, Mr. Aryeh was granted 22,000 DSUs for his service as Chairman of the QLT Board of Directors, of which 7,332 vested during 2013. In July 2013, Mr. Aryeh was also granted 12,000 RSUs. None of these RSUs were vested as at December 31, 2013.

(4)
In July 2013, Mr. Meckler was granted 11,000 DSUs for his service as a member of the QLT Board of Directors. During 2013, 1,525 of these DSUs vested. In July 2012, Mr. Meckler was granted 11,000 DSUs for his service as a member of the QLT Board of Directors, of which 3,672 vested during 2013. In July 2013, Mr. Meckler was also granted 6,000 RSUs. None of these RSUs were vested as at December 31, 2013.

(5)
The value realized upon vesting is determined by multiplying the closing price of QLT's common shares at each month's vesting date, by the number of shares vested.

Pension Benefits and Non-Qualified Deferred Compensation

        QLT does not have any pension plans or non-qualified deferred compensation plans for its named executive officers.

Post-Employment Compensation and Change in Control Arrangements

        QLT has entered into the agreements summarized below with its named executive officers.

        Letter Agreement with Alexander R. Lussow, Ph.D.    Effective December 18, 2013, QLT entered into a letter agreement with Dr. Lussow, in which QLT, among other things, agreed to terminate Dr. Lussow on either March 31, 2014, April 30, 2014 or May 31, 2014, at QLT's discretion and confirmed that, upon such termination, Dr. Lussow would be entitled to severance benefits under his change of control agreement dated June 30, 2006 between QLT and Dr. Lussow (the "2006 Change of Control Agreement") as a result of the change of control that occurred at QLT's 2012 annual general meeting of shareholders. Dr. Lussow agreed not to resign prior to such termination date and to perform his duties up to his termination in a manner consistent with his then current performance. Dr. Lussow was terminated pursuant to the letter agreement effective May 31, 2014, and received the severance benefits below.

Compensation:
18 Months' Base Salary(1)	$466,650
Cash Bonus
2013 Performance Period(2)	—
2014 Performance Period(3)	64,813
18 Months' Bonus Entitlement(4)	233,325
Benefits and Perquisites:
18 Months' RRSP Contributions(5)	14,810
Benefits Compensation(6)	44,073
Outplacement Counselling	4,854
Moving Expenses(7)	48,544

Total	$877,069

  Note: The table above reflects the U.S. dollar equivalent of amounts that were paid in Canadian dollars. These amounts were converted using an average of 2013 noon buying rates published by the Federal Reserve Bank of New York US$1.00 = C$1.0300.

(1)
Upon termination, Dr. Lussow became entitled to a lump-sum severance payment of C$480,650 (US$466,650), which is equivalent to 18 months of base salary.

(2)
On March 14, 2014, Dr. Lussow received a lump-sum payment of C$165,323 (US$160,508) pertaining to his 2013 bonus amount payable under QLT's cash incentive compensation plan. Nil was therefore owed with respect to the 2013 bonus amount at his termination date.

(3)
Upon termination, Dr. Lussow received a lump-sum payment of C$66,757 (US$64,813) pertaining to his 2014 bonus amount payable under QLT's cash incentive compensation plan for the 2014 performance period. The payment was calculated as if all corporate and individual goals were achieved but not exceeded (pro-rated for actual months worked by Dr. Lussow during the 2014 calendar year).

(4)
Upon termination, Dr. Lussow received a lump-sum payment of C$240,325 (US$233,325), which represents an 18 month bonus entitlement following his termination date (calculated at the maximum cash incentive compensation entitlement that would otherwise have been paid during the severance period as if all corporate and individual goals for that year have been achieved but not exceeded).

(5)
Upon termination, Dr. Lussow received RRSP matching contributions for the 18 month period following his termination date. As he participated in QLT's RRSP program, the payment reflected above does not include his contributions up to the termination date, which were already paid prior to his termination date.

(6)
In accordance with the terms of the 2006 Change of Control Agreement, Dr. Lussow was entitled to continued benefit plan coverage with the exception of short-term disability, long-term disability and out of country travel coverage for a period of 30 days and, at his election, until a date not to exceed the 18 month severance period, to either continued benefit coverage or to compensation of 10% of base salary or any combination of the two. Upon termination, Dr. Lussow elected to receive the payment equivalent to 10% of his base salary following the initial 30 day period. He received a lump-sum payment of CAD $45,395 (US$44,073) in respect of this amount.

(7)
Upon termination, Dr. Lussow received a lump-sum payment of C$50,000 (US$48,544) for moving expenses.

        Employment Agreement with Sukhi Jagpal.    On November 5, 2012, Mr. Jagpal entered into an amended and restated employment agreement with QLT, which was further amended on February 27, 2013. Under the terms of the employment agreement, as amended, Mr. Jagpal is entitled, while he is employed by QLT, to base salary, cash incentive compensation under QLT's cash incentive compensation plan, participation in QLT's 2000 Plan, and other health-related benefits and registered retirement savings plan employer matching contributions. In the event that QLT terminates the employment of Mr. Jagpal without cause or Mr. Jagpal terminates his employment upon at least 60 days' prior written notice, the employment agreement provides that he is entitled to (a) 12 months' base salary in a lump sum payment at the time of termination, (b) payment of salary and bonus earned to the date of termination as if all individual goals for that year have been achieved but not exceeded and all corporate goals, if any, will be calculated using the average percentage of the 3 years immediately preceding the year in which Mr. Jagpal's employment is terminated, (c) provided that such continuation is approved by QLT's insurance provider, continuation of health benefits with the exception of short-term disability, long-term disability and out of country travel coverage for up to 12 months, or such earlier time as Mr. Jagpal commences an employment or consulting relationship with a third party, and (d) an amount equal to the RRSP matching payments Mr. Jagpal would otherwise have been eligible to receive until his termination date and from his termination date to the last day of his 12 month severance period. Following termination of employment, Mr. Jagpal will be bound by the terms of a non-competition and non-solicitation agreement, which prohibits him from participating in a competitive business or soliciting QLT's customers or employees for a period of two years following the termination of his employment. On July 17, 2014, QLT entered into a letter agreement with Mr. Jagpal providing for a retention bonus of C$100,000, payable to Mr. Jagpal on the later of 90 days following completion of the merger contemplated by the Agreement and Plan of Merger among QLT, Auxilium Pharmaceuticals, Inc. ("Auxilium"), QLT Holding Corp., and QLT Acquisition Corp. dated June 25, 2014 (the "Merger Agreement") or February 28, 2015, provided that (i) if the Merger Agreement is terminated by either Auxilium or QLT, the retention bonus will be payable to Mr. Jagpal on the later of 30 days from the termination date or February 28, 2015, and (ii) if Mr. Jagpal's employment is terminated without cause, the retention bonus will be payable to Mr. Jagpal within 30 days from his termination of employment.

Deferred Share Units and Restricted Stock Units.

        As noted above, under QLT's DDSU Plan, directors may receive a portion of their equity-based compensation in the form of a DSU, which has a value equal to the price of QLT's common shares on the TSX. A DSU is convertible only into cash (no shares are issued). Upon a change in control of QLT, all outstanding unvested DSUs automatically vest. However, notwithstanding a change in control, DSUs can only be converted to cash after the director ceases to be a member of the QLT Board of Directors.

        RSUs may be subject to vesting conditions, including continued employment or service as a director. Upon a change in control of QLT, all unvested RSUs automatically vest. Upon vesting, each RSU represents the right to receive one common share of QLT.

        Stock Options.    Stock options that have been awarded to a named executive officer are to be dealt with pursuant to the terms of the stock option agreements entered into between QLT and its named executive officers, which provide:

  •
  In the event of retirement, unless otherwise determined by the Compensation Committee, (1) if the executive officer has worked with QLT for at least 20 years, or (2) is at least 60 years of age and has worked continuously on behalf of QLT for at least five years, then all of his previously unvested stock options will vest, and all stock options will remain exercisable until the expiration date of the stock options. In the event of retirement where neither (1) or (2) above is applicable, and the retiree has received the consent of the Compensation Committee, then the retiree's stock options will immediately vest and will terminate upon the earlier of (a) 90 days following the retirement date, or (b) the expiration date of the stock option.

  •
  In the event of death or termination due to disability, all previously unvested stock options of the named executive officer will vest, and all stock options will remain exercisable until the earlier of (a) twelve months following the date of death or termination due to disability of the named executive officer, or (b) the expiration date of the stock option.

  •
  In the event of a termination of the named executive officer's employment other than for cause, all vested stock options will remain exercisable until the earlier of (a) 90 days following his termination of employment, or (b) the expiration date of the stock option.

        With the exception of the stock options granted to Mr. Meckler on November 22, 2013 which provide for automatic acceleration upon a change of control, any accelerated vesting of stock options granted to named executive officers following a change of control will be at the QLT Board of Directors' discretion.

        Potential Payments upon Termination or Change in Control.    The amount of compensation payable to QLT's named executive officers in the event of a termination of employment or a change in control is set forth in the tables below. The amounts in the tables below were calculated assuming the termination of the named executive officer's employment occurred as of December 31, 2013.

Jason M. Aryeh

Benefits and Payments upon Termination	Resignation	Retirement	Termination for Cause	Termination other than for Cause	Termination due to Inability to Act		Death		Termination upon a Change in Control of QLT
Compensation:
Base Salary	$—	$—	$—	$—	$—		$—		$—
Cash Bonus
2013 Performance Period	$—	$—	$—	$—	$—		$—		$—
Subsequent Performance Periods	$—	$—	$—	$—	$—		$—		$—
Option Awards
Vested(1)	$4,854	$4,854	$4,854	$4,854	$4,854		$4,854		$4,854
Unvested and Accelerated	$—	$—	$—	$—	$30,097	(2)	$30,097	(2)	$—	(3)
Stock Awards(4)
Vested(5)	$78,056	$78,056	$78,056	$78,056	$78,056		$78,056		$78,056
Unvested and Accelerated(6)	$—	$—	$—	$—	$247,070		$247,070		$247,070
Benefits and Prerequisites:
RRSP Contributions	$—	$—	$—	$—	$—		$—		$—
Benefits Compensation	$—	$—	$—	$—	$—		$—		$—
Out Placement Counseling	$—	$—	$—	$—	$—		$—		$—
Moving Expenses	$—	$—	$—	$—	$—		$—		$—

Total	$82,910	$82,910	$82,910	$82,910	$360,077		$360,077		$329,980

*
Note: Where amounts were agreed upon under the applicable agreements in Canadian dollars, the amounts for 2013 set out above represent the U.S. dollar equivalent to those amounts converted using an average of 2013 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = C$1.0300.

(1)
On July 15, 2013, Mr. Aryeh was granted 25,000 stock options for his service as the Chairman of the Board. These stock options vest and become exercisable in 36 successive and equal monthly installments from the grant date and expire 10 years from the grant date. As at December 31, 2013, 3,472 of these stock options were vested and exercisable. The value of the vested stock options was determined by multiplying the number of vested stock options by the difference between the exercise price and the C$5.98 (US$ 5.81) closing price of QLT's shares on the TSX on December 31, 2013, the last trading day in 2013.

(2)
In the event of death and termination due to the inability to act, all unvested stock options are subject to immediate accelerated vesting. The $30,097 value of such accelerated vested stock options was determined by multiplying the 21,528 of unvested stock options as at December 31, 2013 by the difference between the exercise price and the C$5.98 (US$5.81) closing price of QLT's shares on the TSX on December 31, 2013, the last trading day in 2013.

(3)
In the event of termination upon a change of control, the vesting provisions applicable to unvested options may be accelerated at the Board's discretion. Consequently, the $30,097 value of Mr. Aryeh's unvested options has not been reflected under the Termination upon a Change in Control of QLT column above. The $30,097 value of such stock options was determined by multiplying the 21,528 of unvested stock options as at December 31, 2013 by the difference between the exercise price and the C$5.98 (US$5.81) closing price of QLT's shares on the TSX on December 31, 2013, the last trading day in 2013.

(4)
Stock awards consist of DSUs and RSUs. Details of the DSUs and RSUs. The DSUs vest in 36 successive and equal monthly installments beginning on the first day of the first month after the grant date. The RSUs vest in three successive and equal annual installments on the date of each of the first three annual general meetings of QLT held after the date of grant. In July 2013, Mr. Aryeh was granted 22,000 DSUs and 12,000 RSUs for his service as Chairman of the Board. In July 2012, Mr. Aryeh was granted 22,000 DSUs for his service as Chairman of the Board. As of December 31, 2013, 13,444 DSUs were vested, 30,556 DSUs were unvested, no RSUs were vested and 12,000 RSUs were unvested.

(5)
As at December 31, 2013, the value of Mr. Aryeh's vested stock awards were determined by multiplying the number of vested DSUs and RSUs by the closing price of QLT's shares on the TSX on December 31, 2013, the last trading day in 2013, which was C$5.98 (US$5.81).

(6)
In the event of a change in control, Mr. Aryeh's unvested stock awards are subject to immediate accelerated vesting. The value of such accelerated vested awards was determined by multiplying the number of unvested DSUs and RSUs by the C$5.98 (US$ 5.81) closing price of QLT's shares on the TSX on December 31, 2013, the last trading day in 2013.

Jeffrey A. Meckler

Benefits and Payments upon Termination	Resignation	Retirement	Termination for Cause	Termination other than for Cause	Termination due to Inability to Act		Death		Termination upon a Change in Control of QLT
Compensation:
Base Salary	$—	$—	$—	$—	$—		$—		$—
Cash Bonus
2013 Performance Period	$—	$—	$—	$—	$—		$—		$—
Subsequent Performance Periods	$—	$—	$—	$—	$—		$—		$—
Option Awards
Vested(1)	$24,272	$24,272	$24,272	$24,272	$24,272		$24,272		$24,272
Unvested and Accelerated	$—	$—	$—	$—	$124,272	(2)	$124,272	(2)	$109,223	(3)
Stock Awards(4)
Vested(5)	$39,028	$39,028	$39,028	$39,028	$39,028		$39,028		$39,028
Unvested and Accelerated(6)	$—	$—	$—	$—	$123,535		$123,535		$123,535
Benefits and Prerequisites:
RRSP Contributions	$—	$—	$—	$—	$—		$—		$—
Benefits Compensation	$—	$—	$—	$—	$—		$—		$—
Out Placement Counseling	$—	$—	$—	$—	$—		$—		$—
Moving Expenses	$—	$—	$—	$—	$—		$—		$—

Total	$63,300	$63,300	$63,300	$63,300	$311,107		$311,107		$296,058

*
Note: Where amounts were agreed upon under the applicable agreements in Canadian dollars, the amounts for 2013 set out above represent the U.S. dollar equivalent to those amounts converted using an average of 2013 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = C$1.0300.

(1)
On July 15, 2013, Mr. Meckler was granted 12,500 stock options for his service as a member of the Board. These stock options vest and become exercisable in 36 successive and equal monthly installments from the grant date and expire 10 years from the grant date. On November 22, 2013, Mr. Meckler was granted 225,000 stock options for his service as Chairman of the Executive Transition Committee. These stock options vested and became exercisable in 6 successive and equal monthly installments from the grant date and expire 10 years from the grant date. As at December 31, 2013, 39,236 of Mr. Meckler's stock options were vested and exercisable. The value of the vested stock options was determined by multiplying the number of vested stock options by the difference between the applicable exercise prices and the C$5.98 (US$ 5.81) closing price of QLT's shares on the TSX on December 31, 2013, the last trading day in 2013.

(2)
In the event of death and termination due to the inability to act, all unvested stock options are subject to immediate accelerated vesting. The $124,272 value of such accelerated vested stock options was determined by multiplying the 198,264 unvested stock options as at December 31, 2013 by the difference between the applicable exercise prices and the C$5.98 (US$5.81) closing price of QLT's shares on the TSX on December 31, 2013, the last trading day in 2013.

(3)
In the event of a change of control, the unvested portion of the 225,000 options granted to Mr. Meckler on November 22, 2013 were subject to immediate accelerated vesting. As at December 31, 2013, the estimated value of these 187,500 unvested options was $109,223 determined by multiplying the number of unvested stock options by QLT's difference between the exercise price (CAD $5.38 (US $5.22)) and the C$5.98 (US $5.81) closing price of our shares on the TSX on December 31, 2013, the last trading day in 2013. The vesting provisions applicable to the unvested portion of the options granted to Mr. Meckler on July 15, 2013 are subject to accelerated vesting at the Board's discretion. Consequently, the $15,049 value of these 10,764 unvested options is not included in this figure.

(4)
Stock awards consist of DSUs and RSUs. The DSUs vest in 36 successive and equal monthly installments beginning on the first day of the first month after the grant date. The RSUs vest in three successive and equal annual installments on the date of each of the first three annual general meetings of QLT held after the date of grant. In July 2013, Mr. Meckler was granted 11,000 DSUs and 6,000 RSUs for his services as member of the Board. In July 2012, Mr. Meckler was granted 11,000 DSUs for his services as a member of the Board. As of December 31, 2013, 6,722 DSUs were vested, 15,278 DSUs were unvested, no RSUs were vested and 6,000 RSUs were unvested.

(5)
As at December 31, 2013, the value of Mr. Meckler's vested stock awards were determined by multiplying the number of vested DSUs and RSUs by the closing price of QLT's shares on the TSX on December 31, 2013, the last trading day in 2013, which was C$5.98 (US$5.81).

(6)
In the event of a change in control, Mr. Meckler's unvested stock awards are subject to immediate accelerated vesting. The value of such accelerated vested awards was determined by multiplying the number of unvested DSUs and RSUs by the closing price of QLT's shares on the TSX on December 31, 2013, the last trading day in 2013, which was C$5.98 (US$5.81).

Alexander Lussow

Benefits and Payments upon Termination	Resignation	Retirement	Termination for Cause	Termination other than for Cause(1)		Termination due to Inability to Act		Death		Termination upon a Change in Control of QLT
Compensation:
Base Salary	$—	$—	$—	$466,650	(2)	$492,575	(3)	$—		$466,650	(2)
Cash Bonus
2013 Performance Period(4)	$—	$—	$—	$155,550		$155,550		$155,550		$155,550
2014 Performance Period(5)	$—	$—	$—	$233,325		$—		$—		$233,325
18 Months' Bonus Entitlement(6)	$—	$—	$—	$—		$—		$—		$—
Stock Options
Vested(7)	$9,709	$9,709	$9,709	$9,709		$9,709		$9,709		$9,709
Unvested and Accelerated(8)	$—	$—	$—	$—		$48,543		$48,543		$—	(9)
Benefits and Prerequisites:
RRSP Contributions	$—	$—	$—	$23,883	(10)	$—	(11)	$—	(11)	$23,883	(10)
Benefits Compensation	$—	$—	$—	$46,665	(12)	$31,110	(13)	$31,110	(14)	$46,665	(12)
Out Placement Counseling	$—	$—	$—	$4,854		$4,854	(15)	$—		$4,854
Moving Expenses(16)	$—	$—	$—	$48,544	(16)	$—		$—		$48,544

Total	$9,709	$9,709	$9,709	$989,180		$742,341		$244,912		$989,180

*
Note: Where amounts were agreed upon under the applicable agreements in Canadian dollars, the amounts for 2013 set out above represent the U.S. dollar equivalent to those amounts converted using an average of 2013 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = C$1.0300.

(1)
In connection with the change of control that occurred at QLT's 2012 annual general meeting, Dr. Lussow became entitled to certain severance benefits. Effective December 18, 2013, QLT entered into a letter agreement with Dr. Lussow in which QLT agreed to, among other things, terminate Dr. Lussow on either March 31, 2014, April 30, 2014 or May 31, 2014 at QLT's discretion. Assuming Dr. Lussow was terminated without cause on December 31, 2013 for the purposes of this analysis, his severance benefits would have been the same as the severance payable in connection with a change in control. Dr. Lussow was terminated effective May 31, 2014 pursuant to the letter agreement entered into between Dr. Lussow and QLT effective December 18, 2013. He received the severance benefits discussed above under "— Post-Employment Compensation and Change in Control Arrangements — Letter Agreement with Alexander R. Lussow, Ph.D.".

(2)
Represents 18 months of base salary compensation payable to Dr. Lussow in one lump-sum payment.

(3)
Represents 19 months of base salary compensation payable to Dr. Lussow in either bi-weekly or monthly instalments or as a lump-sum payment, at the option of QLT.

(4)
As this analysis assumes that the termination occurs on December 31, 2013, the amount shown represents the full year 2013 bonus as if all goals were achieved but not exceeded.

(5)
As this analysis assumes that the termination occurs on December 31, 2013, the cash bonus associated with 2014 is nil.

(6)
In accordance with the terms of his 2006 Change of Control Agreement, the amount reflects Dr. Lussow's entitlement to an annual cash incentive compensation bonus payment for an 18 month severance period.

(7)
On November 22, 2013, Dr. Lussow was granted 100,000 stock options. These stock options vested and became exercisable in six successive and equal monthly installments from the grant date and expire 10 years from the grant date. As at December 31, 2013, 16,667 of these stock options were vested and exercisable. The value of the vested stock options was determined by multiplying the number of vested stock options by the difference between the exercise price and the C$5.98 (US$ 5.81) closing price of QLT's shares on the TSX on December 31, 2013, the last trading day in 2013.

(8)
In the event of death and termination due to the inability to act, all unvested stock options were subject to immediate accelerated vesting. The $48,543 value of such accelerated vested stock options was determined by multiplying the 83,333 of unvested stock options as at December 31, 2013 by the difference between the exercise price and the C$5.98 (US$5.81) closing price of QLT's shares on the TSX on December 31, 2013, the last trading day in 2013.

(9)
In the event of termination upon a change of control, the vesting provisions applicable to unvested options as at December 31, 2013 would only have been accelerated at the Board's discretion. As such, the $48,543 value of Dr. Lussow's 83,333 unvested options was not reflected under the Termination upon a Change of Control of QLT column above. The $48,543 estimated value of such accelerated vested stock options was determined by multiplying the 83,333 of unvested stock options as at December 31, 2013 by the difference between the exercise price and the CAD $5.98 (US$5.81) closing price of our shares on the TSX on December 31, 2013, the last trading day in 2013.

(10)
In the event of termination other than for cause and termination upon change in control, Dr. Lussow would have been entitled to 18 months of matching RRSP contributions.

(11)
In the event of death or termination due to the inability to act, the executive was entitled to any outstanding RRSP matching contributions owing at that date. However, given that Dr. Lussow participated in QLT's RRSP program, no payments were outstanding as at December 31, 2013. The outstanding RRSP matching contributions under these scenarios were therefore nil as at December 31, 2013.

(12)
With the exception of short-term disability, long-term disability, and out-of-country travel coverage, the executive would have been entitled to continued benefit plan coverage for 30 days and, at the election of the executive until a date not to exceed the severance period, to either continued benefit coverage or to compensation of 10% of base salary or any combination of the two.

(13)
With the exception of short-term disability, long-term disability, and out-of-country travel coverage, the executive would have been entitled to continued benefit plan coverage for 30 days and to compensation of 10% of base salary for the balance of the severance period.

(14)
The executive would have been entitled to 10% of his annual base salary.

(15)
The executive would only have become entitled to this amount if his employment was terminated if he became permanently disabled and was unable to perform his duties for a period exceeding six consecutive months or for a period of 180 days (not necessarily consecutive) during any period of 365 consecutive days, and thereafter he ceased to be disabled.

(16)
Reflects moving expenses payable at the time of termination.

Sukhi Jagpal

Benefits and Payments upon Termination	Resignation(1)		Retirement	Termination for Cause	Termination other than for Cause		Termination due to Inability to Act	Death	Termination upon a Change in Control of QLT(2)
Compensation:
Base Salary	$242,718	(3)	$—	$—	$242,718	(3)	$—	$—	$242,718	(3)
Cash Bonus
2013 Performance Period(4)	$69,247		$—	$—	$69,247		$—	$—	$69,247
Subsequent Performance Periods	$—		$—	$—	$—		$—	$—	$—
Stock Options
Vested(5)	$19,418		$19,418	$19,418	$19,418		$19,418	$19,418	$19,418
Unvested and Accelerated(6)	$—		$—	$—	$—		$120,388	$120,388	$—	(7)
Benefits and Prerequisites:
RRSP Contributions	$11,782	(8)	$—	$—	$11,782	(8)	$—	$—	$11,782
Benefits Compensation	$7,532	(9)	$—	$—	$7,532	(9)	$—	$—	$7,532
Out Placement Counseling	$4,854		$—	$—	$4,854		$—	$—	$4,854
Moving Expenses	$—		$—	$—	$—		$—	$—	$—

Total	$355,551		$19,418	$19,418	$355,551		$139,806	$139,806	$355,551

*
Note: Where amounts were agreed upon under the applicable agreements in Canadian dollars, the amounts for 2013 set out above represent the U.S. dollar equivalent to those amounts converted using an average of 2013 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = C$1.0300.

(1)
Mr. Jagpal may terminate his employment upon giving 60 days' notice of his resignation and will receive his severance as if terminated without cause.

(2)
The executive does not have a change of control agreement with QLT. However, in the event that Mr. Jagpal was terminated following a change in control or he provided 60 days' notice of his resignation, the severance benefits specified under the Termination other than for Cause circumstance would apply.

(3)
The 12 months of base salary compensation is payable to Mr. Jagpal in one lump-sum payment.

(4)
As this analysis assumes that the termination occurs on December 31, 2013, the amount shown represents the full year 2013 bonus payable under Mr. Jagpal's Employment Agreement as if all individual goals were achieved but not exceeded and all corporate goals were achieved at a percentage equal to the average of the three years preceding the year of termination.

(5)
On July 15, 2013, Mr. Jagpal was granted 100,000 stock options. These stock options vest and become exercisable in 36 successive and equal monthly installments from the grant date and expire 10 years from the grant date. As at December 31, 2013, 13,889 of these stock options were vested and exercisable. The value of the vested stock options was determined by multiplying the number of vested stock options by the difference between the exercise price and the C$5.98 (US$ 5.81) closing price of QLT's shares on the TSX on December 31, 2013, the last trading day in 2013.

(6)
In the event of death and termination due to the inability to act, all unvested stock options are subject to immediate accelerated vesting. The $120,388 value of such accelerated vested stock options was determined by multiplying the 86,111 of unvested stock options as at December 31, 2013 by the difference between the exercise price and the C$5.98 (US$5.81) closing price of QLT's shares on the TSX on December 31, 2013, the last trading day in 2013.

(7)
In the event of a change of control, the vesting provisions applicable to unvested options may be accelerated at the Board's discretion. As such, the $120,388 value of Mr. Jagpal's 86,111 of unvested options is not reflected under the Termination upon a Change of Control of QLT column above. The $120,388 estimated value of such accelerated vested stock options was determined by multiplying the 86,111 unvested stock options as at December 31, 2013 by the difference between the exercise price and the C$5.98 (US$5.81) closing price of QLT's shares on the TSX on December 31, 2013, the last trading day in 2013.

(8)
The executive is entitled to 12 months of RRSP matching contributions.

(9)
With the exception of short-term disability, long-term disability, and out-of-country travel coverage, the executive is entitled to 12 months of benefits.

Review, Approval or Ratification of Transactions with Related Persons

        It is QLT's policy that each director and nominee for election as director delivers to QLT annually a questionnaire that includes, among other things, a request for information relating to any transactions in which both the director or nominee, or their family members, and QLT participates, and in which the director or nominee, or such family member, has a material interest. The QLT Board of Directors is requested to review all such transactions reported to it by a director or nominee in response to the questionnaire, or that are brought to its attention by management or otherwise. After the review, the disinterested directors approve, ratify or disapprove such transactions. Management also updates the QLT Board of Directors as to any material changes to proposed transactions as they occur. This policy is not in writing but is followed consistently by the QLT Board of Directors.

        During 2013, QLT was not a party to any transaction where the amount involved exceeded $120,000 and in which an executive officer, director, director nominee or 5% shareholder (or their immediate family members) had a material direct or indirect interest, and no such person was indebted to QLT.

Compensation Policies and Practices as They Relate to Risk Management

        In determining if QLT has any compensation policies and practices that could create risks that would be reasonably likely to have a material adverse effect on QLT, the Compensation Committee reviewed its compensation policies and practices, and the mix of compensation elements made available to the executive officers and employees, which generally includes a base salary component and a pay-at-risk component. The pay-at-risk component comprises: (i) variable performance-based compensation, consisting of short-term incentives such as annual cash bonuses based on individual and corporate performance compared to pre-set goals and objectives; and (ii) long-term incentives, consisting of annual grants of long-term stock options.

        As a result of its review, the Compensation Committee believes that QLT's compensation policies and practices are not reasonably likely to have a material adverse effect on QLT, and that the compensation policies and practices do not create any incentives for employees to take inappropriate risks for the following reasons, among others:

  •
  QLT's compensation is balanced among base salary, annual bonus opportunity and long-term equity;

  •
  QLT's annual cash bonus incentive compensation is directly linked to specific performance metrics identified by the Compensation Committee with input from management, such as achieving specific milestones related to the regulatory and clinical development progress for the synthetic retinoid program; completing specific transitional and restructuring activities; and evaluating and implementing shareholder value enhancing initiatives;

  •
  the Compensation Committee annually designs and assesses performance-based compensation, thereby allowing the Compensation Committee to assess risk management and consequences annually; and

  •
  QLT's annual equity incentive awards to employees to date have had a term of 10 years and typically vest over three years, encouraging its employees to focus on sustained growth and stockholder value.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has discussed and reviewed with management the Compensation Discussion and Analysis presented in this Proxy Statement. Based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Approved by the Compensation Committee of QLT Inc. as of April 29, 2014. Dr. Geoffrey F. Cox (Chairman) John Thomas, Jr. Dr. Stephen L. Sabba

    •                •                •

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        QLT currently maintains one equity compensation plan, the 2000 Plan. The shareholders and directors of QLT have previously approved the 2000 Plan, pursuant to which directors, officers, employees and consultants of QLT and its affiliates may be granted stock options to acquire common shares.

        The following table sets out information regarding our common shares that may be issued upon the exercise of options, warrants and other rights granted to employees, consultants or directors under our equity compensation plans, as of December 31, 2013:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders (2000 Plan)	1,407,529	$4.80	(1)	3,655,185

Equity compensation plans not approved by security holders	—	—		—

Total	1,407,529	$4.80	(1)	3,655,185

(1)
Options were granted/priced in Canadian dollars at a weighted average exercise price of CAD$4.94 but have been converted to U.S. dollars for disclosure purposes using the December 31, 2013 period end rate published by the Federal Reserve Bank of New York: U.S.$1.00 = CAD$1.0300.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

        No current or former directors, executive officers or employees of QLT or any subsidiaries thereof, or proposed nominees for election as a director of QLT, are currently indebted to QLT or its subsidiaries other than routine indebtedness (as defined under Canadian securities rules) of certain employees.

 PROPOSAL NO. 2

RATIFICATION AND APPROVAL OF THE AMENDED AND RESTATED
ADVANCE NOTICE POLICY

Background

        Effective July 30, 2014, the QLT Board of Directors adopted an advance notice policy (the "Advance Notice Policy") with immediate effect. On October 24, 2014, the QLT Board of Directors approved certain amendments to the Advance Notice Policy (the "Amended and Restated Advance Notice Policy") to adopt the most recent recommendations by Institutional Shareholder Services. A copy of the Amended and Restated Advance Notice Policy is attached as Appendix "A" to this Proxy Statement. The Amended and Restated Advance Notice Policy will apply in connection with the Annual Meeting.

        The QLT Board of Directors is committed to facilitating an orderly and efficient process for the nomination of directors at shareholder meetings, ensuring that all shareholders receive adequate notice of director nominations and sufficient information with respect to all nominees to make an informed vote.

        The purpose of the Amended and Restated Advance Notice Policy is to provide shareholders, directors and management of QLT with a clear framework for nominating directors. The Amended and Restated Advance Notice Policy fixes a deadline prior to any shareholders' meeting called for the election of directors by which director nominations must be submitted, and sets forth the information that the nominating shareholder must include in the notice to QLT in order for a nominee to be eligible for election.

        If the Amended and Restated Advance Notice Policy is ratified and approved by the QLT shareholders at the Annual Meeting, it will be subject to review by the Board from time to time. The Board may update the Amended and Restated Advance Notice Policy to reflect any changes required by the securities regulatory authorities and applicable stock exchange or as otherwise determined to be in the best interest of QLT and its shareholders.

Terms of the Amended and Restated Advance Notice Policy

        The following information is intended as a brief description of the Amended and Restated Advance Notice Policy and is qualified in its entirety by the full text of the Amended and Restated Advance Notice Policy. Briefly, the Amended and Restated Advance Notice Policy:

  •
  provides that advance notice to QLT must be given where nominations of persons for election to the QLT Board of Directors are made by shareholders of QLT other than pursuant to: (i) a requisition made in accordance with section 167 of the BCA; or (ii) a "proposal" made in accordance with Part 5, Division 7 of the BCA;

  •
  fixes a deadline by which director nominations must be submitted to QLT prior to any annual general or special meeting and sets out the specific information that must be included in the written notice to QLT for an effective nomination to occur;

  •
  provides that, in the case of an annual general meeting, notice to QLT must be not less than 30 days nor more than 65 days prior to the date of the meeting; provided that if the meeting is to be held on a date that is fewer than 50 days after the date on which the first public announcement of the date of the meeting was made, notice may be given no later than the close of business on the tenth day following such public announcement;

  •
  provides that in the case of a special meeting that is not also an annual meeting, general notice to QLT must be made no later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting was made; and

  •
  provides that the QLT Board of Directors, in its sole discretion, may waive any requirement of the Amended and Restated Advance Notice Policy.

        In addition, if the Amended and Restated Advance Notice Policy is not approved by ordinary resolution of shareholders of QLT present in person or voting by proxy at the Annual Meeting, then the Amended and

Restated Advance Notice Policy will terminate and be void and of no further force and effect following the termination of the Annual Meeting.

Vote Required and Board of Directors' Recommendation

        This proposal requires the affirmative vote of the holders of a majority of the QLT common shares properly cast on this proposal at the Annual Meeting. Abstentions, failures to submit a proxy (if you do not attend the Annual Meeting in person) and any broker non-votes will have no effect on the outcome of the vote on this proposal.

        The following resolution will be submitted for a shareholder vote at the Annual Meeting:

    "BE IT RESOLVED, that the shareholders of QLT Inc. ratify and approve QLT's Amended and Restated Advance Notice Policy (the "Amended and Restated Advance Notice Policy"), a copy of which is attached as Appendix "A" to the Proxy Statement dated November    •    , 2014, and the Board of Directors of QLT be authorized in its absolute discretion to administer the Amended and Restated Advance Notice Policy and to amend or modify the Amended and Restated Advance Notice Policy to the extent needed to reflect changes required by securities regulatory authorities and applicable stock exchanges, or as otherwise determined to be in the best interests of QLT and fair to its shareholders."

        Our Board of Directors unanimously recommends that our shareholders vote "FOR" the proposal to ratify and approve the Amended and Restated Advance Notice Policy.

 REPORT OF THE AUDIT AND RISK COMMITTEE

        Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or part, the following report shall not be deemed to be incorporated by reference into any such filing.

        The Audit and Risk Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2013 with the management of QLT and Deloitte LLP, our independent auditors. Each member of the Audit and Risk Committee is "independent" as defined by the rules of NASDAQ.

        The Audit and Risk Committee has discussed with Deloitte LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. In addition, the Audit and Risk Committee has received the written disclosures and the letter from Deloitte LLP required by the Independence Standards Board Standard No. 1 regarding their independence, and has discussed with Deloitte LLP their independence relative to us, including whether the provision of their services is compatible with maintaining Deloitte LLP's independence.

        Based on the review and discussions referred to above, the Audit and Risk Committee recommended to QLT's Board that the audited consolidated financial statements for the year ended December 31, 2013 be included in QLT's Annual Report on Form 10-K for 2013 filed with the SEC.

Approved by Audit and Risk Committee of QLT Inc. as of April 29, 2014 Dr. Stephen L. Sabba, Chairman Dr. Geoffrey F. Cox John Thomas, Jr.

Audit Fees

        The following table sets forth the aggregate fees billed by Deloitte LLP (formerly Deloitte & Touche LLP), the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for the following services during 2012 and 2013.

Description of Service	2013 (US$)(2)	2012 (US$)(2)
Audit Fees(1)	$348,544	$616,192
Audit-Related Fees.	—	—
Tax Fees (Tax compliance, tax advice and planning)	—	—
All Other Fees	—	—

Total Fees	$348,544	$616,192

(1)
Audit Fees consist of fees for audit of QLT's annual financial statements for the respective year, reviews of QLT's quarterly financial statements, services provided in connection with statutory and regulatory filings and audit of the Company's internal controls over financial reporting.

(2)
Where amounts shown were paid in Canadian funds, the amounts set out in the above table represent the US dollar equivalent of those payments converted using the following weighted average exchange rates: US$1.00 = CAD$1.0300 for 2013 and US$1.00 = CAD$0.9995 for 2012.

Pre-Approval Policies and Procedures

        The charter of the Audit and Risk Committee provides that the Audit and Risk Committee is responsible for the pre-approval of all audit and permitted non-audit services to be performed for QLT by the independent auditors. The fees paid to the independent auditors that are shown in the chart above for 2012 and 2013 were approved by the Audit and Risk Committee in accordance with the procedures described below.

        The Audit and Risk Committee reviews and approves audit and non-audit services proposed to be provided by the independent auditors. The Audit and Risk Committee has delegated to its Chairman, or an alternate member of the Audit and Risk Committee, the authority to grant pre-approvals if either deems it necessary or appropriate to consider a pre-approval request without approval and/or meeting of the full Audit and Risk Committee. Pre-approvals by the Chairman of the Audit and Risk Committee or an alternate member are reviewed with the Audit and Risk Committee at its next regularly scheduled meeting.

        In considering the pre-approval of proposed audit or non-audit services by the independent auditors, management reviews with the Audit and Risk Committee or its delegate a description of and the budget for the proposed service and the reasons that the independent auditors are being requested to provide the services, including any possible impact on the independence of the independent auditors. Additional Audit and Risk Committee approval is required if the pre-approved services exceed the pre-approved budgeted amount for the services.

PROPOSAL NO. 3

APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

        Deloitte LLP, an independent registered public accounting firm, served as our independent auditors for the year ended December 31, 2013. Upon the unanimous recommendation of the Audit and Risk Committee, the Board has proposed that Deloitte LLP continue to serve as our independent auditors for 2014 at a remuneration to be fixed by the Audit and Risk Committee. Our shareholders are being asked to approve this proposal at the Annual Meeting. QLT has been advised that a representative of Deloitte LLP will attend the Annual Meeting and will have the opportunity to make a statement if he or she decides to do so and will be available to respond to appropriate questions from shareholders.

Vote Required and Board of Directors' Recommendation

        This proposal requires the affirmative vote of the holders of a majority of the QLT common shares properly cast on this proposal at the Annual Meeting. If the proposal is not approved, the BCA provides that the current auditors, Deloitte LLP, will continue to act for QLT until such time as the shareholders approve alternate auditors.

        The following resolution will be submitted for a shareholder vote at the Annual Meeting:

    "BE IT RESOLVED that Deloitte LLP, an independent registered public accounting firm, be appointed as independent auditors of QLT Inc. for the ensuing year, and the directors of QLT Inc. be authorized to fix the remuneration to be paid to the auditors."

        Our Board of Directors unanimously recommends that our shareholders vote "FOR" the proposal to appoint Deloitte LLP as our independent auditors for 2014 at a remuneration to be fixed by the directors of the Company.

 PROPOSAL NO. 4

ADVISORY VOTE ON THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS
("SAY-ON-PAY VOTE")

Background

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC's rules. At the 2011 annual general meeting, our shareholders voted, on a non-binding, advisory basis, for the Company to hold future, non-binding advisory votes on the compensation of our named executive officers on an annual basis. After taking into consideration this voting result, the Board determined that it intends to hold non-binding advisory votes on the compensation of our named executive officers every year.

        At QLT's 2013 annual general and special meeting, shareholders approved by a majority of 98.8% of shares voted, in a non-binding advisory vote, the compensation of QLT's named executive officers as disclosed in QLT's proxy statement for its 2013 annual general and special meeting. The QLT Compensation Committee has considered and will consider this shareholder advisory vote on executive compensation in determining the compensation of QLT's named executive officers for 2014.

        As more fully described under "Compensation Discussion and Analysis" section of this Proxy Statement, QLT's compensation philosophy is to provide a compensation package that attracts, retains and motivates executives and rewards business successes that have the potential to increase shareholder value. More specifically, the Compensation Committee of the Board seeks to:

  •
  provide a total compensation program that is competitive with other companies in the pharmaceutical and biotechnology industries with which QLT competes for executive talent;

  •
  place a significant portion of executive compensation at risk by linking cash incentive compensation to the achievement of pre-established corporate financial and operational performance objectives and other individual key objectives within the executive's area of responsibility and by using equity as a key component of QLT's compensation program;

  •
  provide long-term incentive compensation that focuses executives' efforts on building shareholder value by aligning their interests with those of QLT's shareholders; and

  •
  promote stability and retention of QLT's management team.

        Consistent with QLT performance-based philosophy, a significant portion of potential compensation is based upon performance — and equity-based programs. These programs include awards that are based on QLT's operational and financial performance and provide compensation in the form of cash, and equity-based incentive awards that are tied to both QLT's short-term and long-term performance and achievement of goals. The performance-based bonus program rewards short-term performance; while QLT's equity awards, coupled with its stock ownership guidelines, reward long-term performance and align the interests of management with those of QLT's shareholders.

Board of Directors' Recommendation

        Our Board of Directors believes that the information provided above and within the "Compensation Discussion and Analysis" section of this Proxy Statement demonstrates that our executive compensation program will ensure that management's interests are aligned with our shareholders' interests and support long-term value creation.

        The following resolution will be submitted for a shareholder vote at the Annual Meeting:

    "BE IT RESOLVED that the shareholders of QLT Inc. approve, on an advisory basis, the compensation of QLT's named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the Proxy Statement."

        The say-on-pay vote is advisory, and therefore not binding on QLT, the Compensation Committee or our Board of Directors. However, the Board of Directors will review the voting results and take them into consideration when making future decisions about executive compensation.

        Our Board of Directors unanimously recommends that our shareholders vote "FOR" the proposal to approve the compensation of QLT's named executive officers, as described in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in this Proxy Statement.

 INTEREST OF CERTAIN PERSONS IN MATERIAL TRANSACTIONS

        Unless otherwise disclosed in this Proxy Statement, none of the directors, director nominees, executive officers, persons who have been directors or executive officers at any time since the beginning of QLT's last completed fiscal year, or any beneficial owner of more than 5% of the outstanding common shares of QLT or any associate or affiliate of such person, had any material interest, direct or indirect, in any transaction or proceeding during the past fiscal year or in any proposed transaction or pending proceeding which has materially affected or will materially affect QLT or its subsidiaries. In the event that a director is determined to have any material interest, direct or indirect, in any transaction or proceeding or in any proposed transaction or pending proceeding of QLT, only those directors not having a material interest would be permitted to consider and evaluate any such transaction or any agreements relating to that transaction, or any actions to be undertaken by QLT relating to such proceeding.

        QLT has entered into indemnity agreements with our directors and all other officers which provide, among other things, that, subject to any requirements that may exist under the BCA or the Articles of QLT, QLT will indemnify such officer or director, under the circumstances and to the extent specified, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings to which he or she is or may be made a party by reason of his or her position as a director or officer of QLT.

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
AND ADDITIONAL INFORMATION

        A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 was previously mailed to all registered and beneficial shareholders of QLT. The Audited Consolidated Financial Statements of QLT for its most recently completed fiscal year ended December 31, 2013, together with the Auditors' Report thereon, which are included in our Annual Report for Canadian regulatory purposes, will be presented at the Annual Meeting. Copies of the Audited Consolidated Financial Statements, including management discussion and analysis, are available on our website at www.qltinc.com or upon request directly to QLT to the attention of "QLT Investor Relations", 887 Great Northern Way, Suite 250, Vancouver, British Columbia, Canada, V5T 4T5 (Phone: 604-707-7000; Fax: 604-707-7001; e-mail: ir@qltinc.com).

        Additional information relating to QLT has been filed and is available on SEDAR at www.sedar.com and from the SEC's website at www.sec.gov.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and beneficial owners of more than 10% of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such executive officers, directors and 10% beneficial owners are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file.

        To our knowledge, based solely on our review of the copies of such reports received by us or written representations from certain reporting persons that no Form 5s were required for such persons, we believe that during 2013 all Section 16(a) filing requirements applicable to our executive officers, directors and 10% beneficial owners were complied with.

OTHER BUSINESS

        The Board is not aware of any other matter that will be presented at the Annual Meeting. If other matters properly come before the Annual Meeting, both the Interim Chief Executive Officer and the Chairman of the Board intend to vote the common shares represented by proxy for which either of them is appointed in accordance with their best judgment on such matters.

        The contents and the sending of this Proxy Statement were approved by the Board of Directors on October 24, 2014.

BY ORDER OF THE BOARD OF DIRECTORS

Dr. Geoffrey F. Cox
Interim Chief Executive Officer

APPENDIX "A"

AMENDED AND RESTATED ADVANCE NOTICE POLICY

(Adopted by the Board of Directors with immediate effect on October 24, 2014)

QLT INC.
(the "Company")

INTRODUCTION

        The Company is committed to: (a) facilitating an orderly and efficient annual general or, where the need arises, special meeting, process; (b) ensuring that all shareholders receive adequate notice of nominations for election as directors and sufficient information with respect to all nominees; and (c) allowing shareholders to make an informed vote having been afforded reasonable time for appropriate deliberation.

        The purpose of this Advance Notice Policy (the "Policy") is to provide shareholders, directors and management of the Company with a clear framework for nominating individuals for election as directors. This Policy fixes a deadline by which holders of record of common shares of the Company must submit nominations for election as directors to the Company prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in the notice to the Company in order for any nominee to be eligible for election as a director at any annual or special meeting of shareholders.

        It is the position of the board of directors (the "Board") of the Company that this Policy is in the best interests of the Company, its shareholders and other stakeholders. This Policy will be subject to review by the Board from time to time, and may be amended by majority vote of the Board for purposes of, among other things, complying with the requirements of applicable securities regulatory agencies or stock exchanges, or so as to meet industry standards.

NOMINATIONS OF DIRECTORS

1.
Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company. Nominations of persons for election to the Board at any annual meeting of shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors, may be made:

(a)
by or at the direction of the Board, including pursuant to a notice of meeting;

(b)
by or at the direction or request of one or more shareholders pursuant to a "proposal" made in accordance with Part 5, Division 7 of the Business Corporations Act (British Columbia) (the "Act"), or a requisition of the shareholders made in accordance with section 167 of the Act; or

(c)
by any person (a "Nominating Shareholder"): (i) who, at the close of business on the date on which the Nominating Shareholder gives the notice provided for below in this Policy and at the close of business on the record date for notice of such meeting, is entered in the securities register of the Company as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting; and (ii) who otherwise complies with the notice procedures set forth below in this Policy.

2.
In addition to any other requirements under applicable laws, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must deliver notice ("Notice") thereof that is both timely (in accordance with paragraph 3 below) and in proper written form (in accordance with paragraph 4 below) to the Corporate Secretary of the Company at the principal executive offices of the Company.

3.
To be timely, the Notice must be delivered to the Corporate Secretary at the principal executive offices of the Company:

(a)
in the case of an annual meeting of shareholders, not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than 50 days after the date (the "Notice Date") on which the first public announcement of the date of the annual meeting was made, the Notice may be delivered not later than the close of business on the tenth day following the Notice Date; and

  (b)
  in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting of shareholders was made.

  In the event of an adjournment or postponement of a meeting of shareholders or the announcement thereof any reference to the date of the annual meeting or special meeting in this paragraph 3 shall be deemed to refer to the date of the adjourned or postponed meeting, provided that any Notice which has been delivered in accordance with the provisions of this paragraph 3 prior to the date on which such adjournment or postponement is announced shall remain valid notwithstanding that it may have been received more than 65 days prior to the date of such adjourned or postponed meeting.

4.
To be in proper written form, a Notice must set forth:

(a)
as to each person whom the Nominating Shareholder proposes to nominate for election as a director: (A) the name, age, business address and residential address of the person; (B) the principal occupation or employment of the person; (C) the citizenship of such person; (D) the class or series and number of shares of the Company which are controlled, directly or indirectly, or which are owned beneficially or of record by the person as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such Notice; (E) confirmation that the person meets the qualifications of directors set out in the Act; and (F) any other information relating to the person that would be required to be disclosed in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws (as defined below); and

(b)
as to the Nominating Shareholder giving the Notice: (A) full particulars regarding any proxy, contract, agreement, arrangement or understanding pursuant to which such Nominating Shareholder has a right to vote or direct the voting of any shares of the Company; (B) the class or series and number of shares of the Company which are controlled, directly or indirectly, or which are owned beneficially or of record by the person as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such Notice; and (C) and any other information relating to such Nominating Shareholder that would be required to be disclosed in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws (as defined below).

  The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable shareholder's understanding of the independence, or lack thereof, of such proposed nominee.

5.
No person shall be eligible for election as a director of the Company unless nominated in accordance with the provisions of this Policy; provided, however, that nothing in this Policy shall be deemed to preclude discussion by a shareholder (as distinct from the nomination of directors) at a meeting of shareholders of any matter that is properly before such meeting pursuant to the provisions of the Act or the discretion of the Chairman. The Chairman of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in this Policy and, if any proposed nomination is not in compliance with this Policy, to declare that such defective nomination shall be disregarded.

6.
For purposes of this Policy:

(a)
"public announcement" shall mean disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Company under its profile on the System of Electronic

    Document Analysis and Retrieval at www.sedar.com and under its profile under the Electronic Data Gathering and Retrieval system at www.sec.gov;

  (b)
  "Applicable Securities Laws" means the applicable securities legislation of each relevant province and territory of Canada, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commission and similar regulatory authority of each relevant province and territory of Canada and all applicable securities laws in the United States; and

  (c)
  "business day" means a day other than a Saturday, Sunday or statutory holiday in British Columbia.

7.
Notwithstanding any other provision of this Policy, notice given to the Corporate Secretary of the Company pursuant to this Policy may only be given by personal delivery, facsimile transmission or by email (at such email address as may be stipulated from time to time by the Corporate Secretary of the Company for purposes of this notice), and shall be deemed to have been given and made only at the time it is served by personal delivery to the Corporate Secretary at the address of the principal executive offices of the Company, by email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received); provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Vancouver time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the next following day that is a business day.

8.
Notwithstanding the foregoing, the Board may, in its sole discretion, waive any requirement in this Policy.

EFFECTIVE DATE

        This Policy was approved and adopted by the Board on October 24, 2014 (the "Effective Date") and amends and restates and supersedes the Company's advance notice policy adopted by the Board on July 30, 2014. This Policy is effective and in full force and effect in accordance with its terms and conditions from and after the Effective Date. Notwithstanding the foregoing, if this Policy is not approved by ordinary resolution of shareholders of the Company present in person or voting by proxy at the next meeting of those shareholders validly held following the Effective Date, then this Policy shall terminate and be void and of no further force and effect following the termination of such meeting of shareholders.

GOVERNING LAW

        This Policy shall be interpreted and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable in that province.

*            *            *

QLTQ SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SS X9X X9X CANADA Security Class COMMON SHARES Holder Account Number C9999999999 D N I Form of Proxy - Annual General Meeting to be held on December 15, 2014 This Form of Proxy is solicited by and on behalf of Management of QLT Inc. (the "Company"). Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by Thursday, December 11, 2014 at 10:00 AM (Pacific Time)/1:00 PM (Eastern Time). VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone • Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free To Vote Using the Internet • Go to the following web site: • Smartphone? Scan the QR code to vote now. www.investorvote.com If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 23456 78901 23456 ------- Fold ------- Fold QLTQ_PRX_194851/000001/000001/i 000001

SAM SAMPLE C01 C9999999999 IND ------- Fold ------- Fold Appointment of Proxyholder I/We being holder(s) of QLT Inc. hereby appoint: Mr. Jason M. Aryeh, Chairman of the Board, or failing him, Dr. Geoffrey F. Cox, Interim Chief Executive Officer of the Company, OR Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following directions (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of QLT Inc. to be held at 887 Great Northern Way, Vancouver, British Columbia, on Monday, December 15, 2014 at 10:00 AM (Pacific Time)/1:00 PM (Eastern Time) and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. Authorized Signature(s) - This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Signature(s) Date Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. A R 1 9 9 9 9 9 1 5 8 4 9 1 Q L T Q 1 A P I Z 1. Election of Directors 01. Jason M. Aryeh For Withhold 02. Dr. Geoffrey F. Cox, Ph.D For Withhold 03. Dr. John W. Kozarich, Ph.D For Withhold 04. Jeffrey A. Meckler 05. Dr. Stephen L. Sabba, M.D. 06. John C. Thomas, Jr. 2. Appointment of Auditors To appoint Deloitte LLP as independent auditors of the Company for the ensuing year and to authorize the Directors to fix the remuneration to be paid to the auditors. For Withhold 3. Ratification and Approval of Amended and Restated Advance Notice Policy To ratify and approve the Company’s Amended and Restated Advance Notice Policy, in the form attached to the accompanying Proxy Statement as Appendix A. For Against Withhold 4. Advisory Vote on the Compensation of Named Executive Officers To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation and Discussion Analysis, compensation tables and narrative discussion set forth in the accompanying Proxy Statement. For Against Withhold